SEMI-ANNUAL REPORT


[DAVIS FUNDS LOGO]



June 30, 2002





Davis Opportunity Fund

Davis Financial Fund

Davis Real Estate Fund

Davis Convertible Securities Fund

Davis Government Bond Fund

Davis Government Money Market Fund


(part of Davis Series Inc.)














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                                TABLE OF CONTENTS



Shareholder Letter..........................................2

Management's Discussion and Analysis:
     Davis Financial Fund...................................5
     Davis Opportunity Fund................................10
     Davis Real Estate Fund................................12
     Davis Convertible Securities Fund.....................16
     Davis Government Bond Fund............................18

Schedule of Investments:
     Davis Opportunity Fund................................24
     Davis Government Bond Fund............................28
     Davis Government Money Market Fund....................30
     Davis Financial Fund..................................33
     Davis Convertible Securities Fund.....................35
     Davis Real Estate Fund................................38

Statements of Assets and Liabilities.......................41

Statements of Operations...................................43

Statements of Changes in Net Assets........................44

Notes to Financial Statements..............................46

Financial Highlights:
     Davis Opportunity Fund................................57
     Davis Government Bond Fund............................61
     Davis Government Money Market Fund....................65
     Davis Financial Fund..................................66
     Davis Convertible Securities Fund.....................70
     Davis Real Estate Fund................................74

Directors and Officers.....................................78

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

Investors are like sailors on a long voyage. They should want to take that voyage on a well-engineered ship with a captain and crew who follow time-tested principles and have a disciplined decision-making process. Since the ship often will not be able to get to a harbor, it must be capable of riding through the storms that come its way. The captain and crew must try to anticipate these storms and make educated decisions that may not always turn out right but that, on balance, will not put the ship in long-term jeopardy and that will allow for a successful voyage.

Since we know we are on a long voyage and our money is invested side by side with our shareholders, we want to invest for all kinds of economic weather. In our mind, stocks represent real businesses, not simply pieces of paper. To us, the job of investing is to identify good businesses at value prices. Identifying those businesses requires a great deal of research.


FINDING THE RIGHT COMPANIES

A portfolio should be a collection of varied businesses, all selected independently but with certain key characteristics in common. Because we are investing for the long voyage, the first characteristic we look for is staying power. To some extent, this means the company must have size and scale to give it time to act and react. The company should also be geographically diversified, which provides protection in the event of poor economic conditions, a terrorist attack or other problems in a particular area.

Multinational companies, for example, offer both geographic diversification and product diversification and, therefore, staying power. I was recently in Asia and saw firsthand the broad reach, visibility and strength of multinational financial companies such as AIG and Citigroup.

The second characteristic we want in a business is a disciplined management team that strives to maximize shareholder value, practices financial transparency and conducts itself in an ethical manner.

We also want to think through and understand the economic characteristics of the businesses in which we invest. Is it a high research-based business, which breeds high obsolescence? Does the business promise steady or cyclical growth? Is it capital intensive such as real estate, energy and other businesses that require heavy investment in plant and equipment? Or is it a people and service intensive business such as banks, insurers and other financial companies?

From these different business models, it is important to study the capital inputs needed, the profit margin trends resulting from capital employed and the direction of key measures such as sales growth and return on equity. As an example, what are the company's profit margin and return on equity likely to be in normal times, not booms or busts, and are they likely to rise or fall over time?

Another factor to consider is where the company is in its life cycle of growth. Is it an early stage company where management is forced to pick and choose the right opportunities? Is the company in the expansion stage with a game plan that has been identified and is now being executed? Is the company in the maturing phase where new markets or new products are needed to sustain growth? Or is it in the restructuring phase where management is attempting to raise subpar returns by closing facilities, laying off workers and taking other cost-cutting measures.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

DETERMINING THE RIGHT PRICE
After studying the business, the next step is to rationally determine a conservative value for that business. No investment is attractive at any price, and sometimes after careful research an investment may not be worth buying no matter how low the price.

There is no single measure that determines the attractiveness of a stock. It is not necessarily its price to earnings ratio, price to sales ratio, price to cash earnings, or its dividend yield, if any. This is an art rather than a science, but some discipline should be brought to process, with the recognition that over time certain industries have historically maintained better valuations than others.

For example, orders can rise and fall dramatically for companies on the production side of the economy. Thus, highly cyclical industries such as autos, steel and metals have tended to have not only highly variable earnings records but also rather poor returns. On the other hand, the consumer side of the economy has evidenced more stability. The consumer represents approximately two-thirds of the economy and typically consumer disposable income does not vary radically. As a result, companies such as food, beverage, utility, drug and financial companies have tended to have better valuations.

At our firm we try to blend growth and value because we are more comfortable owning good businesses in the lower valuation ranges. That is the heart of our all-weather investment approach.

We also diversify our portfolios by industry, company and geographic region, and we are always mindful of financial strength. In addition, we try to have a mix of investments in different stages of maturation. That way we do not have to make a decision on whether to stay in or get out of the whole portfolio but only on small pieces of it at any one time.


COMMITTED TO EQUITIES FOR THE LONG TERM
There seems to be a general feeling today that a buy and hold strategy is no longer appropriate, but we do not agree. We define buy and hold as staying in the market, and we are committed to remaining invested in equities for the long voyage.

One reason for our commitment is that the U.S. economic system works remarkably well. We have a rule of law and a system of incentives so that winners get rewarded and losers punished. We have flexibility to change and move resources where they are needed. We have political stability.

Looking ahead, however, we must recognize that America is probably a more attractive terrorist target than many other countries. This potential terrorist threat combined with our very large trade deficit could at some point result in decreased foreign investment as foreign investors diversify their money away from this country.

Thus, a good case can be made for diversifying around the world, and that is another argument for owning multinational companies. Multinationals are currently out of favor because they are big and somewhat hard to manage since something always seems to be going wrong somewhere in the world. However, it can be easier and safer to diversify internationally in this way than to try to pick individual companies within different countries where you face additional political, business and currency risks.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The big multinationals have facilities in place in many countries and are managed by locals, which gives them definite advantages over companies that are not there. While there will always be places in turmoil around the world due to political unrest, business concerns or currency problems, diversification among many countries through multinationals spreads the risk.

Among financial services companies, AIG, Citigroup, American Express, and Morgan Stanley stand out as multinational franchises that have established strong footholds in international markets. In the consumer sector are multinationals such as Philip Morris and Diageo. In pharmaceuticals, the big drug companies are all multinationals.

The point of investing is to put money to work today in order to get more back tomorrow. We are trying to build a sturdy ship capable of successfully sailing a long voyage with an experienced crew and a cargo that includes a mix of industries and companies all selected for their value. Of course, we cannot know exactly how successful our trip will be. However, we believe that following our investment discipline day after day should help assure that our cargo will grow in value as our voyage proceeds.(1)


Sincerely,

/s/ Shelby M.C. Davis
-------------------------
Shelby M. C. Davis
Senior Research Advisor


August 8, 2002

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS


DAVIS FINANCIAL FUND


PERFORMANCE OVERVIEW

The Davis Financial Fund's Class A shares provided a total return on net asset value of (10.10)% for the six-month period and (16.36)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (13.16)% and (17.99)%, respectively.(3)

In the words of Morningstar, "Managers Ken Feinberg and Chris Davis have long had a leg up on the competition due to the conviction of their picks....Over the long term...Feinberg and Davis have earned one of the group's best records. In fact, the fund has beaten its peers on both the total-return and volatility fronts. Such a record owes to the strength of management's stock
selection....over time, the fund has found plenty of winners....the fund's solid risk/reward profile, low expenses, and high tax efficiency... recommend it."(4)


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during the first half of 2002.

A. The Fund was down approximately 10% during the first six months of 2002 compared to a decline of over 13% in the S&P 500(R) Index. As portfolio managers and investors in our Fund ourselves, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500(R) Index? Second, how does the Fund rank versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they achieve on an after-tax basis5, which captures the turnover in a fund's holdings. Information about after-tax returns used to be difficult, if not impossible, to obtain. The good news is that the SEC now requires all funds to disclose this information in their prospectuses.

The Fund delivered an average annual total return on net asset value of 7.67% for the five-year period and 16.64% for the ten-year period ended June 30, 2002. Over the same time periods, the S&P 500(R) Index generated returns of 3.66% and 11.43%, respectively.

The past two-and-a-half years have clearly been an extremely challenging time for equity investors. We have tried to do our best to protect the capital that you have entrusted to us and minimize absolute losses to your investment. Since January 2000 we have been successful in this effort as the Davis Financial Fund achieved a positive cumulative return on net asset value of 7.95% versus a decline of 30.43% in the S&P 500(R) Index. However, since January 2001 we have not been successful as the Fund's cumulative return on net asset value through June 2002 was a negative 18.32% versus a decline of 23.47% in the S&P 500(R) Index.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

The first half of 2002 has been a particularly challenging environment for a number of reasons. First, the U.S. economy, while officially out of recession, has remained sluggish. There is still overcapacity in many industries resulting from the overinvestment that took place during the capital spending bubble of the late 1990s and that culminated when the Internet bubble burst in March 2000. Capital was cheap and easy to obtain, and many industries, particularly telecom and technology-related industries, tapped funds through public equity and debt offerings, as well as through private institutional sources such as banks, brokerage firms, venture capital firms and commercial finance companies. This excess capacity must be worked off before new investment in factories and capital equipment is needed, and that will probably take some time. This overcapacity is likely to be a factor suppressing the brisk economic recovery that typically follows a recession.

While the Fund does not directly invest in telecom or technology companies, many of our holdings are being negatively impacted by these developments in several ways. One important way is through the rising unemployment that has resulted from the restructuring and consolidation occurring in these overbuilt but massive and important industries. The unemployment rate has increased more than 100 basis points over the past year, weakening demand for new consumer loans and resulting in increased charge-offs of loans that cannot be repaid on their original terms. These two trends have made it tougher on many of our companies involved in consumer lending such as Citigroup(6), American Express and Household International. Fortunately, these issues have been very manageable for these companies to date.

Second, the disgraceful and shocking corporate scandals at Enron, WorldCom, Global Crossing and others that we have been reading about in the papers have deeply infected investors' psychology and for very good reason. If it appears easy to cook the books at major Fortune 500 companies; if the auditors do not do their job or worse assist in this corruption; if directors are beholden to the CEO and do not ask any tough questions of the CEO, the auditors or internal financial reporting staff; if aggressive accounting decisions are not "required" to be disclosed because each one is "not material" on its own but when combined they are actually devastatingly material, then investors--even ones like ourselves who focus on and inspect regulatory filings such as 10-Qs and 10-Ks--are at a big disadvantage. The massive amount of wealth lost in the overall market decline coupled with the impact of corporate scandals and conflicts of interest at Wall Street brokerage firms have made investors understandably reluctant to invest as much in equities as before. These lower asset levels and the slowdown in new money inflows have hurt our holdings such as Julius Baer, American Express, Citigroup and Stilwell Financial.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Third, on top of the aggressive accounting decisions referred to above, the overall quality of S&P 500(R) earnings is very low. One significant factor undermining the quality of earnings is that stock options, an important and sometimes huge expense, do not run through a company's income statement even though stock options are real employee compensation and obviously should be reflected on the income statement. The transfer of wealth away from us as current shareholders to management can be enormous. If a company grants stock options equal to 3% of its outstanding shares every year (many companies do even more), studies now show that over time 50% of the economic value of the company would be taken from current shareholders and given to management without impacting the income statement. The investing public deserves to be outraged and we are too. We have and will continue to "charge" companies' income statements for the amount of options they issue and invest only with those companies that do not abuse the system.

Another issue impacting the quality of earnings has been the huge gains from corporate pension plans that do benefit companies' income statements even though this noncash income does not ever belong to the company but only to the beneficiaries of the pension plan. Many companies' earnings have been significantly boosted by these pension gains. In fact, in recent years, GE, SBC Communications and IBM have each averaged $1 billion in pension income annually thanks to the strong returns in the stock market over the past decade. These noncash gains will quite likely turn into real cash expenses given the declining equity markets, making it more difficult for many companies, but not all, to show improving earnings next year. Fortunately, we have always looked carefully at the amount of stock option grants companies make as well as the amount of pension gains running through earnings, and we have not had any surprises in this area that have hurt our holdings.

Fourth, the overall market still appears overvalued to us given the high level of P/E multiples and the lower quality of earnings we just discussed.

Fifth, it is possible that we are entering a period of weakness for the U.S. dollar. Historically, these adjustments in exchange rates tend to occur over many years. However, if the dollar does weaken, it will likely dampen foreign investors' appetite to continue investing the large amounts of money in the United States that they have over the past few years when equity returns were favorable and the strong dollar provided an additional boost to foreign investors' returns when translated back into their local currencies. The flip side is that a weaker dollar will help the earnings of many of our U.S. multinational companies, including AIG, Transatlantic Holdings, Citigroup and Philip Morris.

These are major headwinds that have impacted all stocks, including financial companies, and the market will need time to adjust. That should result in lower P/E multiples than we have witnessed over the past few years. The good news, however, is that the S&P 500(R) Index has now fallen 40% from its highs achieved in March 2000 and we are finding more investment opportunities in fine companies at value prices than we have for years. Importantly, interest rates remain at 40-year lows, which should provide some support for equities once the market stabilizes and investor confidence returns.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

We also expect that many of our well-managed companies may benefit from the current difficult environment by taking market share away from weaker competitors that are forced to cut back their marketing and investment spending. Similarly, these well-run companies with strong balance sheets may be able to acquire entire companies or divisions at attractive prices, cut duplicate expenses and emerge from the downturn even stronger than when they entered it. Economic downturns usually spotlight the truly great companies with outstanding managements and defensible business models.

Q. What holdings were important contributors to the Fund's performance?

A. On the positive side, the biggest contributors to performance were Moody's, Cincinnati Financial, Golden West Financial and American Express. We have written about all these companies in previous reports and the investment thesis for each one remains intact.

Moody's, the rating agency, has been generating record earnings, up over 20% this year, as lower interest rates have motivated corporate treasurers to aggressively issue new debt or refinance existing debt. Moody's benefits because investors prefer bonds that have been rated, thereby providing the company with robust revenue opportunities. The growth of the structured finance business globally has also contributed and should help fuel Moody's long-term growth. While we have great conviction about Moody's future and confidence in its management, Moody's shares rose more than 25% in the first six months of 2002 and we felt the stock had become fully priced at over 30 times expected 2002 earnings. The stock had appreciated over 100% since we bought it less than two years ago and had grown to represent a 7% position in the Fund. We therefore took advantage of investor interest to reduce our holdings by approximately 40% through June.

On the negative side, our performance was hurt by our large holdings in blue-chip diversified global financials such as Citigroup and AIG. Citigroup, whose shares were down almost 25% at midyear, has been hurt by the financial meltdown in Argentina, which caused pretax losses of approximately $1.3 billion, and the fear that other countries where Citigroup has a presence, particularly Brazil, will incur similar although less severe financial difficulty than witnessed in Argentina. Citigroup has also been affected by losses related to loans to and investments in corporate disasters such as Enron and WorldCom. In addition to a weak capital markets environment, the New York State Attorney General's investigation into conflicts of interest at Wall Street firms has pressured results at Citigroup's Salomon Smith Barney securities unit. We continue to have great confidence in the management ability of CEO Sandy Weill and his team and take great comfort in the company's strong balance sheet, including $70 billion in common shareholders' equity. This strong balance sheet, coupled with an expected $15 billion in earnings this year, should help cushion against any setbacks the company encounters in this difficult environment. Given the stock's price weakness, we increased our holdings in Citigroup significantly through June, paying approximately 13 times what Citigroup may earn this year.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

AIG, whose stock dropped more than 14% through June, has also been hurt for several reasons. Following the accounting disasters at Enron and other companies, investors today are avoiding "complicated" companies with less apparent transparency in their reported financial statements. This is understandable. AIG, however, is one of only eight AAA-rated companies in the United States and has a very strong balance sheet, including $50 billion in common shareholders' equity. Like Citigroup, AIG has staying power to manage through the current environment and is on track to earn another $9 billion this year. Management is strong, led by 77-year-old CEO Hank Greenberg and supported by talented officers throughout the organization. AIG is a performance-oriented, entrepreneurial culture that plays to win and pays executives fairly, not egregiously. The company indisputably has the leading franchises in life insurance and property and casualty insurance outside the United States where it has operated for many decades. AIG is also benefiting from the improved pricing and rating environment for U.S. property and casualty insurance, which should provide a strong boost to earnings over the next few years especially as AIG benefits from the current flight to high quality, stronger rated companies. We more than doubled our position in AIG through June at approximately 16 times what we expect AIG to earn in 2003.

Our biggest mistake this year was continuing to hold too many of our shares in Tyco. This mistake cost all of us shareholders dearly. I will save the extensive postmortem of what we did wrong and have learned from this mistake for the year-end letter when the outcome for Tyco will be much clearer than it is today. However, we misjudged just how bad the company's liquidity crisis could become in this post-Enron environment and misjudged the character of management. We will report at length on these subjects at year-end.

Finally, other portfolio adjustments made through June include significantly adding to our holdings of Bank One while eliminating positions in Costco, MBNA and First Data Corporation. We believe these transactions were all done at very favorable prices at the time.

Q. What is your outlook for financial stocks?

A. One reason we will always like financial stocks is that financial services is a vast industry that is not very well understood. In addition, companies tend to be undermanaged overall. As investors, this provides us with enormous opportunity if we can uncover those great management teams who can take advantage of their weaker competitors by continuously gaining profitable market share and thereby build wealth for shareholders.

Despite the currently challenging and potentially worrisome environment, Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain relatively stable even in this difficult environment. While we have been nervous about the level of the U.S. equity markets for some time and expect price volatility in financial stocks to continue, we believe carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Finally, all the deserved attention on corporate fraud, poor corporate governance by directors, lack of accounting integrity and auditor conflicts will certainly result in stronger regulations and penalties. This will improve disclosure, reduce the number of abuses going forward and help all investors make better decisions based on adequate information. The end result should be a stronger financial system down the road. This is one more reason to be optimistic.(1)


DAVIS OPPORTUNITY FUND


PERFORMANCE OVERVIEW

The Davis Opportunity Fund's Class A shares delivered a total return on net asset value of (6.25)% for the six-month period and (12.35)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (13.16)% and (17.99)%, respectively.(3)

According to Morningstar, "If you're aiming for mid-cap exposure from one fund, this fund could be your answer. This fund has it all: Able stock-pickers, a small asset base that leaves room to grow, and shareholder-friendly management. The fund is managed by the same group that has done an excellent job running the large-cap Davis New York Venture Fund. The only difference in management is that the analysts have more authority....With meaningful exposure to financials, technology, health care, and services, the fund can serve as an investor's sole mid-cap holding. It's not often you get exclusive treatment from such a good team, but investors have yet to discover this fund....The fund's three-year performance reinforces our confidence in the team's analysts....More important than the fund's three year-performance, though, is management's record of long-term stewardship at Davis New York Venture Fund. Davis Advisors has provided very stable management and shied away from investment fads. In short, we like this fund as a long-term holding."(7)


AN INTERVIEW WITH THE RESEARCH TEAM

Q. Could you provide some perspective on the Fund's performance over the past year?

A. "Many shall fall that now are in honor." The Roman poet Horace wrote this over 2,000 years ago and it has been cited by great investors ever since, particularly in bear markets. Today we are again seeing once honorable companies--and leaders of those companies--fall from grace. Many companies that were high flyers just two to three years ago have fallen 85-90% or more. One reason the Fund has outperformed the S&P 500(R) Index, the benchmark against which we judge ourselves, is because the team managing the Fund studied and elected not to invest in many of the companies that have fallen. Specifically, the research team spent a great deal of time looking at companies such as WorldCom, Williams, Qwest, AES, Dynegy and Calpine as their capitalizations sank into the mid cap range, which is this Fund's emphasis. We chose to pass on each of these companies because the valuation was not attractive or we did not trust the company's management or financial statements. The Fund has benefited from these decisions as each has continued to drop in price.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

Through our price discipline, we seek to avoid the calamitous losses that can occur in a bear market when high-multiple stocks fall from favor. We never lose sight of the fact that our firm's 33-year track record has been built as much by avoiding the big losers as by picking winners.(8)

Unfortunately, not all of our decisions turned out so well. Perhaps our biggest mistake was our purchase of the cable company Adelphia(6) in the first half of 2002. At the time we invested, the price of the stock had fallen substantially and we thought the valuation was compelling. However, we misjudged how corrupt the management team was and the extent to which value could be destroyed by corrupt management. We try very hard not to let negative news in the press affect our decision to sell specific investments. Frequently, negative news creates a buying opportunity. In this case, however, our complete loss of confidence in Adelphia's management team caused us to sell all our shares in the company, which has subsequently filed for bankruptcy.

Certain other holdings have also been disappointing, but we do not regard them as mistakes. The pipeline company Kinder Morgan, for example, has been hurt by the sell-off in Dynegy, Williams and other energy traders. We feel some investors may be tarring Kinder Morgan with the same brush. As another example, Eli Lilly's shares have declined as manufacturing glitches have delayed the launch of a new drug and sales of another new drug have not met expectations. We regard these developments as short-term business setbacks and continue to have confidence in Lilly's long-term prospects.

Often, the strength of a company's competitive advantage is tested during a downturn in the economy. Some of our best performers in the first half of 2002 are companies that we consider to have strong advantages relative to their competition. Their performance during this economic downturn has proven us right--at least so far. These companies include: Sigma-Aldrich, a specialty chemical company; Golden West Financial, a mortgage lender; Moody's, the rating agency; and Anthem, a managed health care company that owns Blue Cross and Blue Shield franchises. These companies are each up 15-30% so far this year compared with the S&P 500(R) Index that is down 13%.

Q. Are there any issues you are particularly focusing on in analyzing companies today?

A. Given the wave of scandals in corporate America, we are looking harder than ever for evidence of poor or unethical management. Poor or unethical management is so easy to see after the house of cards starts tumbling down, but more difficult to spot prospectively. We have found that companies do not go corrupt overnight; they usually start misrepresenting the business in small ways at first, typically in an attempt to meet expectations that they themselves have created. As time passes, the small misrepresentations turn into bigger misrepresentations and the pattern is set for an eventual collapse. From an investor's standpoint, once poor management becomes obvious, it is too late. The team at Davis Advisors is therefore spending a great deal of time and effort looking for those early clues that might indicate a company is starting down the path of deception. The clues reside in the details, so we are actively combing through the details in the 10-Ks, 10-Qs and other disclosure documents in an attempt to spot the early evidence of deception. We feel this attention to detail will pay off.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

Although we are actively attempting to avoid the big mistake, we also do not want to forget the other half of Horace's quote, which is also quoted by great investors: "Many shall be restored that now are fallen." A second area of focus for us has been sifting through the fallen companies in an attempt to find solid companies at value prices. We know it is often painful for investors to go through a bear market. We also know, however, that the market has a tendency to overreact, taking the prices of great companies down along with all the others. There is no better time to pick up companies with great competitive advantages at reasonable prices. Chris Davis' grandfather, Shelby Cullom Davis, once said, "You make most of your money in bear markets, you just do not realize it at the time." This is because you are able to buy great companies with franchises and competitive advantages at value prices. So, we are looking for these opportunities knowing that our success in buying good companies during this bear market will have a big influence on our record over the next three to five years.

We believe that our team approach is a great strength in building wealth over the long term. Each analyst on the research team has unique strengths and a deep understanding of specific sectors. We use this understanding to build our own competitive advantage--superior knowledge about the companies we follow and their place in the industry in which they compete. As a result, we believe we should be able to more easily and accurately identify opportunities this bear market provides us--and that's exactly what we are working very hard to do.(1)


DAVIS REAL ESTATE FUND


PERFORMANCE OVERVIEW

The Davis Real Estate Fund's Class A shares generated a total return on net asset value of 12.19% for the six-month period and 12.59% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Wilshire Real Estate Securities Index provided a return of 13.08% and 13.79%, respectively.(3) Since the Fund's inception on January 3, 1994, its Class A shares have delivered an annual return on net asset value of 11.61% while the average real estate fund tracked by Lipper Analytical Services has returned 10.35%.(3)

According to Morningstar, "Manager Andrew Davis...emphasizes high-quality properties with owners who are focused on improving the long-term value of their
assets....Davis runs a low-turnover portfolio that doesn't bend much toward short-term trends....And over the long haul, the fund has proven its worth....it has handily outpaced its average rival since its inception."(9)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of the real estate market and the Fund over the past year?

A. During 2001, investors flocked to higher yielding, lower quality real estate investment trusts (REITs), many of which paid out in dividends almost every dollar that they earned. These marginal companies have not performed well this year because their ability to sustain their dividend yields has suffered as earnings have come under pressure in a poor economic environment. The Fund has never stretched for dividend yield and while that held back our performance last year, it is helping us in 2002. My partner, Chandler Spears(12), and I focus on what we consider to be the new breed of REIT--strong, well-managed companies with financial discipline and a well-designed business plan based on managing the entire real estate investment cycle.

For us, the most significant news this year is that while REIT growth rates have slowed in the recession, the industry is still generating positive, not negative, earnings growth. That is unprecedented in the world of real estate. In fact, REITs are holding up in this downturn better than many industries, particularly when you look at companies in the S&P 500(R) Index that had explosive growth rates just three to four years ago and that are now down 30-40%. Assuming the recession does not last indefinitely, earnings growth should start to pick up as the economy revives and the new REIT model will have really proven itself.

We now have fully integrated, thoughtfully designed REITs structured to weather economic cycles, which should result in greater earnings stability through good and bad markets. Although Chandler and I are not banking on multiple expansion, we think a compelling case can be made for these companies to trade at higher P/E multiples than the 9 to 10 times earnings at which they currently trade. In addition, investors are getting dividend yields of 5-7%. All of this makes REITs a highly attractive proposition in our books.

Q. What are the key characteristics of the new-style REITs on which the Fund focuses?

A. We want to invest with management teams that our research has shown to be adept at managing the full real estate cycle so they can make money in any part of that cycle. In other words, we want to own companies that know how to acquire buildings, how to develop buildings, how to reposition or rehab buildings and how to sell buildings appropriately.

That last element can be particularly important. For example, Centerpoint Properties(6), an industrial REIT, is the Fund's largest holding and the barometer against which we think all other real estate companies should be judged. It has outstanding management, financial strength and, most important of all, a business strategy for making money throughout the economic cycle. Centerpoint can build or acquire a building, develop or reposition the property to maximize its value, and then ultimately sell it to another investor with a different investment objective, such as a pension fund seeking a more bond-like return. So Centerpoint is able to cultivate a tremendous amount of value from its properties and then put the proceeds from property sales to work in other real estate in order to begin the process all over again.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

That is the type of business plan Chandler and I like to see, and we believe that the vast majority of holdings in our portfolio are companies that represent that model in spirit. Naturally, not every company has the same recipe for success, and different companies are working at different points in the business cycle because they concentrate on different types of real estate. General Growth Properties, a mall REIT, is an example of a large holding that is in an acquisition phase because retail space is at a different point in the real estate life cycle than industrial space. Both General Growth Properties and Centerpoint have been strong performers for the Fund this year.

The new REIT model is very different from the flawed models of the 1970s and 1980s, which were based upon the traditional concept that real estate companies should be kingdom builders. In the old model, management's focus was on how big a real estate portfolio the company owned, not on how profitable that portfolio was. The idea that a company should try to make money throughout the entire real estate cycle seems obvious, but it was not the way real estate companies historically managed their businesses. It is compelling to see REIT management teams embracing the concept of return on invested capital, which is so universally accepted in most other industries.

Q. What about some new holdings that have worked out well for the Fund?

A. ProLogis is a position we established toward the end of 2001 that has generated good results this year. ProLogis is the largest industrial REIT and the only industrial REIT with substantial property holdings worldwide. This international presence gives ProLogis a competitive advantage in targeting what it considers the top 1,000 companies with the greatest global logistics needs because ProLogis can structure warehouse packages to meet the needs of these multinational companies in Asia, Europe and Latin America as well as in the United States.

We had followed ProLogis for some time but had held off investing even though the stock was inexpensive due to stock-specific issues. In particular, a major shareholder in ProLogis, Security Capital, was being acquired by GE Capital, and uncertainty about what would happen to the ProLogis position when GE Capital acquired Security Capital created a huge overhang in ProLogis stock. After GE Capital completed its acquisition of Security Capital, the overhang issue was resolved and we capitalized on a great opportunity to purchase the stock.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Another new investment made earlier this year that has been an outstanding performer is Chelsea Property Group, a company that owns the dominant outlet malls in the country. Chelsea Property has managed its balance sheet and its expansion plans well, including doing some international expansion. Despite the fact that management seemed to be doing many things right, we had not invested in the shares before. On the one hand, the company always seemed expensive relative to its net asset value. On the other hand, the company always seemed cheap on an earnings momentum basis because of the tremendous growth prospects of the business. The question was how comfortable were we that the earnings growth would happen? As Chandler and I kept debating this question, Chelsea continued to hit its earnings targets with amazing consistency. The closer we looked, the more confidence we had in management's ability to provide adequate information about how they planned to hit their earnings marks and then to deliver on those forecasts. Once we became comfortable with the company on an earnings momentum basis, the tide turned for us and we made our investment. This is much the same way we got comfortable with Centerpoint, a company we have owned for a number of years. Centerpoint also trades at a fairly lofty level relative to its net asset value, but if you have confidence in the earnings growth projections, the stock does not seem so expensive.

Q. Could you discuss the Fund's sell discipline?

A. In answering that, I would like to begin with a mistake that we made this year--namely, our slowness in lightening up on our apartment REIT holdings, specifically Avalonbay and Archstone. We continued to maintain these positions well past the point that we should have been trimming back because historically the apartment sector has held up relatively well in recession. When people lose their jobs, they may give up their credit cards or their cars, but they rarely give up their homes. In addition, traditionally in a recession people who are considering leaving apartments and buying a home tend to postpone that decision because they feel less certain about their incomes. That has not been true in this economic downturn, however, as interest rates have remained incredibly low and home building has been explosive. Apartment REITs have performed poorly in this environment and we have subsequently reduced our positions in this area. We only wish we had done so sooner.

We are honing our sell discipline and becoming greater proponents of an "add and trim" philosophy within the portfolio. An example is Taubman Centers, a developer of upscale regional malls, which was one of the Fund's best-performing holdings last year. One of our valuation yardsticks in selecting companies for the portfolio is to look for companies whose shares are trading at a discount to the underlying net asset value of the company's real estate holdings. When we first invested in Taubman early in 2001 its net asset value was around $17 per share and the stock was trading at around $11 per share, which represented an attractive discount. When the shares began to approach our estimate of net asset value, Chandler and I decided to sell part of the position in order to take some profits off the table. We did not liquidate our Taubman position completely because we still like the company and its business model.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Q. Why should investors own real estate?

A. The great success story in real estate today is that the industry appears to be emerging from the recession relatively unscathed thanks to the new REIT model that has been developing over the past decade. Today's REITs have seasoned management, material insider ownership, solid balance sheets, improved disclosure and sound business strategies.

As a result, investors have a more conservative way to invest in real estate and benefit from a less volatile, higher yielding but still growth-oriented investment with the potential to compound nicely over time. We believe real estate is an asset class that deserves a permanent position as a core holding in the portfolio for almost every investor with a long-term investment time frame.(1)


DAVIS CONVERTIBLE SECURITIES FUND


PERFORMANCE OVERVIEW

The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of 2.12% for the six-month period and (4.77)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the average convertible securities fund tracked by Lipper Analytical Services returned (6.07)% and (9.24)%, respectively.(3) Since the Fund's inception on May 1, 1992, its Class A shares have generated an average annual return on net asset value of 10.28% versus an average annual return of 9.56% for the funds in Lipper's convertible securities category.

In analyzing the Fund, Morningstar notes, "Davis Convertible Securities offers many of the salient characteristics of a convert offering, including equity exposure with muted volatility and decent income....and its return since inception is competitive with its peers' while its volatility has been below the category average. Moreover, investors could do much worse than entrust their monies with this management team. Davis has been involved with convertibles since the late 1980s and has a big stake of his own money invested here."(10)

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS

Q. How would your characterize the performance of the convertible securities market and the Fund so far this year?

A. Convertibles seem to be doing their job of providing a defensive investment in a down market, combining as they do features of both bonds and stocks. Lower interest rates have boosted the value of the bond component of convertibles this year, providing a safety net in the face of declining equity prices, which have put a damper on convertibles' equity component.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

The Fund has enjoyed a reasonably good year so far relative to its peer group funds and to the Standard & Poor's 500(R) Index, which fell more than 13% in the first six months of 2002. Overall, it has been a year where a few industries have performed very well and a few have performed terribly, but most have been middling performers. The Fund has outperformed because some of our biggest positions are in sectors that have done very well--namely, real estate and energy--and because some of our newer picks have also generated good results.

Jason and I believe that the Fund's strength is our focus on businesses with real revenues and real earnings. In today's volatile markets, we are concentrating on conservative businesses such as real estate and energy companies whose securities also provide attractive yields. Convertibles issued by more speculative, formerly high-flying companies have not held up nearly as well as the kind of higher quality convertibles the Fund owns.

Q. What are some specific holdings that have been strong contributors to the Fund's results this year?

A. Among real estate holdings that have been good performers are General Growth Properties(6), the Fund's largest position, and Centerpoint Properties. In the energy area, Devon Energy has provided good returns for us. We have owned Devon Energy for a number of years and believe it is one of the best-managed businesses in the United States. There is nothing too sophisticated about what the company does. Management simply runs an oil and gas exploration and production business very well. The company has also been paring down debt that it took on to make two strategic acquisitions.

In addition, Jason has been responsible for identifying several outstanding companies that we added to the portfolio in 2002. Perhaps the best example is School Specialty, which sells directly to schools a wide array of supplies and products--virtually anything you can imagine, from desks to art supplies (but not text books). The reason this company is so attractive is that it has established long-term relationships school by school or, at the very least, at the school district level. As part of their semester preparations, teachers in these schools choose their textbooks, prepare a seating chart and pick up their School Supplies catalog, as they have done in many cases for 20-25 years. That makes School Specialty a very tough company to compete against. In addition, the company's management team is truly excellent, with an old-fashioned focus on customer service. Executives even answer their own phones directly.

Q. What about an investment that has disappointed this year?

A. An investment we made last year that has suffered a steep price drop in 2002 is AES, the international utility company. In our eyes, AES has been hit unfairly by a perfect storm. The company is being punished by comparisons to Enron, even though AES has a very dissimilar business model and has never participated in the energy trading business. AES is also being punished because the economies of some of the countries in which it has power plants--specifically Argentina, Brazil and Venezuela--have all done quite poorly. In our view, most of these negative developments that have impacted the company have really just impacted its stock. In other words, the business itself is still run well and is still generating a tremendous amount of cash. We think investors' fears about the company's ability to continue as a going concern are largely unfounded, but we will continue to watch AES closely.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

Q. What is your outlook for the convertibles market?

A. Jason and I are reasonably optimistic that interest rates will not increase dramatically over the next 12 months. However, we do not expect to see any kind of sustainable rally in the equity markets until there are solid signs of a corporate profits recovery. We are no more able than anyone else to predict when that recovery might occur. But we are convinced that convertible securities--particularly the kind of convertibles the Fund owns--offer an excellent hedge in an uncertain investment climate.

We chose the companies in the portfolio because we like the fundamentals of these businesses and have confidence in their managements and their business models. We own these companies as convertible securities to try to remove some of the risk that comes with equity investing. As long-term shareholders in the Fund know, our strategy is to target convertibles that satisfy our 80%/50% rule. In other words, we want to own convertibles that we think can deliver 80% or more of the underlying stock's upside potential while avoiding at least 50% of the downside risk if the stock price falls.(11) The yields offered by convertible securities also provide additional protection in the event of declining equity prices.

Q. Do you have a final message for investors?

A. Yes. Focus on the business, not the stock. History has shown time and again that investing in good businesses at attractive prices and holding for the long term is the best way to build wealth over time. Opportunities to find these investments are generally greatest in a bear market.(1)


DAVIS GOVERNMENT BOND FUND


PERFORMANCE OVERVIEW

The Davis Government Bond Fund's Class A shares provided a total return on net asset value of 3.93% for the six-month period and 8.04% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 3.28% and 8.13%, respectively.(3)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market over the last year?

A. The basic questions confronting investors over the past year have been whether the economy is in recession or not and then whether a recovery is underway or not. This uncertainty has created substantial volatility, not only in the equity market but in the fixed-income market as well. As an example, yields on two-year Treasury securities have historically been considered a good gauge of economic direction, with declining yields signaling expectations of a weakening economy and rising yields expectations of a strengthening economy. Looking at the last 12 months, two-year Treasury yields fell from a high of around 4.20% in July 2001 to a low of around 2.30% in November 2001 and then turned back up, rising to around 3.70% in April 2002 before sliding back to around 2.70% in early July 2002.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Continued concerns about accounting scandals, corporate earnings and job security as well as worries about potential terrorists attacks in the United States and political turmoil abroad have shaken investors' confidence. The bond market has benefited, outperforming stocks, as investors sought alternatives for protecting their money in an uncertain environment.

Q. How are you managing the Fund in this environment?

A. The Fund's largest allocation continues to be to mortgage securities(6), which provide a slightly higher yield than U.S. Treasuries. While there is an increased risk of mortgage prepayments as interest rates decline, so far this year mortgages have outperformed other fixed income securities. The Fund's second highest allocation is to agency securities, which also yield more than Treasuries and have outperformed Treasuries this year.

Specifically, the Fund is invested 43% in mortgages, 34% in agencies, 5% in Treasuries and 18% in cash equivalents. This large cash position reflects new inflows of cash from investors and our decision not to immediately invest this money because of our cautious attitude toward the fixed-income market.

For now, the Federal Reserve Board seems to be holding monetary policy steady, but as the economy recovers the Fed will eventually need to tighten or raise interest rates, meaning bond prices will fall. Moreover, with bonds approaching their lows in terms of yield and therefore their highs in terms of price, the market can be expected to turn in the opposite direction at some point as stocks become relatively cheaper than bonds, leading investors to shift money out of bonds and into stocks.

To position the Fund for a more bearish bond market going forward, we have also shortened somewhat the duration and maturity of the Fund's holdings. At midyear, the weighted average maturity of the portfolio was 3.80 years and its weighted average duration was 2.16 years. If interest rates rise and bond prices decline, the Fund should not be hurt as badly as a fund that holds longer-term securities.

Q. Could you elaborate on the Fund's overall investment approach?

A. Our policy is to invest exclusively in U.S. government securities to avoid the greater risk associated with owning corporate bonds. We also emphasize intermediate-term securities in an effort to smooth out performance and provide stability in a variety of market climates.

The Fund combines fundamental research with a disciplined program of risk control and duration management to seek above-market returns. We buy securities based on their price, coupon and yield spreads relative to other securities. We include Treasuries for their impeccable credit quality and buy government mortgage-backed and agency-backed securities when they offer adequate premiums to compensate for their additional risk. We also assess the short- and long-term interest rate environment to properly position the portfolio along the yield curve.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Q. Why should investors choose a government bond fund?

A. A government bond fund can provide a strong foundation for any long-term investment plan. The Davis Government Bond Fund offers potentially higher monthly income than most short-term investments and can be an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(1)

--------------------------------------------

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Funds prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Funds investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shelby M.C. Davis candidly discusses a number of individual companies. These companies are used to illustrate specific points and are not represented as being currently included in the investment portfolio of any specific Davis Fund.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Opportunity Fund invests in companies with small and medium market capitalizations and it may be subject to greater risks than a fund that invests primarily in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Convertible Securities Fund concentrates its investments in convertible securities, which have characteristics of both equity and debt securities and present the risks of both common stock ownership and bond ownership. The Fund may invest up to 35% of its net assets in debt securities with low ratings, known as "high-yield, high-risk debt securities."

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ending June 30, 2002. Returns for other classes of shares will vary from the following returns.

(without a 4.75% sales charge taken into consideration)


     ---------------------------------- ------------ ------------ ------------ ---------------------
     FUND NAME                          1 YEAR       5 YEARS      10 YEARS     INCEPTION
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Financial                    (16.36)%     7.67%        16.64%       17.86% - 05/01/91
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Opportunity*                 (12.35)%     7.05%        N/A          14.52% - 12/01/94
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Real Estate                  12.59%       5.92%        N/A          11.61% - 01/03/94
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Convertible Securities       (4.77)%      3.55%        10.31%       10.28% - 05/01/92
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Government Bond              8.04%        5.50%        N/A          6.00% - 12/01/94
     ---------------------------------- ------------ ------------ ------------ ---------------------


(with a 4.75% sales charge taken into consideration)


     ---------------------------------- ------------ ------------ ------------ ---------------------
     FUND NAME                          1 YEAR       5 YEARS      10 YEARS     INCEPTION
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Financial                    (20.34)%     6.63%        16.07%       17.35% - 05/01/91
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Opportunity*                 (16.50)%     6.02%        N/A          13.78% - 12/01/94
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Real Estate                  7.23%        4.89%        N/A          10.97% - 01/03/94
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Convertible Securities       (9.28)%      2.54%        9.78%        9.76% - 05/01/92
     ---------------------------------- ------------ ------------ ------------ ---------------------
     Davis Government Bond              2.88%        4.47%        N/A          5.32% - 12/01/94
     ---------------------------------- ------------ ------------ ------------ ---------------------


Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

* In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

(3) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

III. Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

IV. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(4)  Source: Morningstar Mutual Fund Reports, January 17, 2002.

(5)  Davis Financial Fund's after-tax performance for periods ended June 30,
     2002:

(with a 4.75% sales charge taken into consideration)


     ------------------------------------------- -------------- ---------------- ------------------
                                                 1 YEAR         5 YEARS          10 YEARS
     ------------------------------------------- -------------- ---------------- ------------------
     Return before taxes(a)                      (20.34)%       6.63%            16.07%
     ------------------------------------------- -------------- ---------------- ------------------
     Return after taxes on distributions(b)      (20.34)%       6.29%            14.70%
     ------------------------------------------- -------------- ---------------- ------------------
     Return after taxes on distributions and

            sale of fund shares(c)               (12.49)%       5.41%            13.24%
     ------------------------------------------- -------------- ---------------- ------------------


(without a sales charge or taxes taken into consideration)


     ------------------------------------- -------------- ---------------- ------------------
                                           1 YEAR         5 YEARS          10 YEARS
     ------------------------------------- -------------- ---------------- ------------------
     DFF Class A Shares                    (16.36)%       7.67%            16.64%
     ------------------------------------- -------------- ---------------- ------------------
     S&P 500(R)Index                       (17.99)%       3.66%            11.43%
     ------------------------------------- -------------- ---------------- ------------------


After September 30, 2002, this report must be accompanied by a supplement that includes performance as of the most recent calendar quarter. Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(a) "Return Before Taxes" assumes reinvestment of dividends and capital gain distributions.

(b) "Return After Taxes on Distributions" shows the fund's annualized after-tax total return for the time period specified.

(c) "Return After Taxes on Distributions and Sale of Fund Shares" shows the fund's annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period.

To determine the after-tax return and after-tax return with shares sold, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 38.6% for income and short-term capital gains distributions. Long-term capital gains currently are taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), the after tax information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After tax returns reflect past tax effects and are not predictive of future tax effects.

(6) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(7)  Source: Morningstar Mutual Fund Reports, April 28, 2002.

(8) Using the Davis Investment Philosophy, Davis equity funds attempt to manages risk by adherence to a strict price discipline. Davis equity funds seek to purchase growing companies at value prices. Equity markets are volatile and there can be no assurance that investors will earn a profit. The Funds' net asset value per share will fluctuate and an investor in the Funds may lose money.

(9)  Source: Morningstar Mutual Fund Reports, December 20, 2001.

(10) Source: Morningstar Mutual Fund Reports, February 1, 2002.

(11) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities that the Fund purchases will actually perform in line with our expectations. There can be no assurance that convertible securities will increase in value when the underlying common stocks increase in value, or that they will provide downside protection when the underlying common stocks decline in value.

(12) On August 8, 2002, Chandler Spears began serving as a portfolio manager of Davis Real Estate Fund. Both Mr. Spears and Andrew A. Davis, the Fund's original portfolio manager, will manage Davis Real Estate Fund. Mr. Spears joined Davis Selected Advisers, L.P., in November 2000 as a securities analyst for the Fund. Before joining Davis Selected Advisers, L.P., Mr. Spears was employed as the director of investor relations for Charles E. Smith Residential Realty Inc. in Arlington, VA. Prior to that he was a principal and director of real estate research of SNL Securities, LC, in Charlottesville, Virginia.


Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS OPPORTUNITY FUND


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (92.51%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.11%)
        50,000  Bank One Corp. ................................................................  $   1,924,000
       109,000  Golden West Financial Corp. ...................................................      7,497,020
                                                                                                 -------------
                                                                                                     9,421,020
                                                                                                 -------------
   BUILDING MATERIALS - (2.84%)
        66,000  American Standard Cos. Inc.*...................................................      4,956,600
        40,000  Martin Marietta Materials, Inc. ...............................................      1,560,000
                                                                                                 -------------
                                                                                                     6,516,600
                                                                                                 -------------
   CHEMICALS - (4.07%)
       186,000  Sigma-Aldrich Corp. ...........................................................      9,328,830
                                                                                                 -------------
   COMMERCIAL SERVICES - (1.35%)
       225,000  ServiceMaster Co. .............................................................      3,087,000
                                                                                                 -------------
   CONSULTING SERVICES - (0.78%)
       120,000  KPMG Consulting Inc.*..........................................................      1,782,600
                                                                                                 -------------
   CONSUMER PRODUCTS - (2.41%)
       100,000  Wm. Wrigley Jr. Co. ...........................................................      5,535,000
                                                                                                 -------------
   DISTRIBUTORS - (5.00%)
       320,000  Aramark Corp., Class B*........................................................      8,000,000
       243,200  Panamerican Beverages, Inc., Class A...........................................      3,465,600
                                                                                                 -------------
                                                                                                   11,465,600
                                                                                                 -------------
   DIVERSIFIED - (0.87%)
        38,000  Groupe Bruxelles Lambert S.A. .................................................      1,981,555
                                                                                                 -------------
   ELECTRONICS - (4.99%)
     1,438,000  Agere Systems Inc., Class A*...................................................      2,013,200
       143,400  Agilent Technologies, Inc.*....................................................      3,391,410
       117,647  LogicVision, Inc.*.............................................................        624,117
        40,000  Molex Inc. ....................................................................      1,341,000
       266,420  Taiwan Semiconductor Manufacturing Co. Ltd.*...................................        542,250
       271,700  Taiwan Semiconductor Manufacturing Co. Ltd., ADR*..............................      3,532,100
                                                                                                 -------------
                                                                                                    11,444,077
                                                                                                 -------------
   ENERGY - (6.67%)
        20,400  Dominion Resources, Inc. ......................................................      1,350,480
       135,000  EOG Resources, Inc. ...........................................................      5,359,500
        55,000  Phillips Petroleum Co. ........................................................      3,238,400
       208,000  Premcor Inc.*..................................................................      5,349,760
                                                                                                 -------------
                                                                                                    15,298,140
                                                                                                 -------------
   ENTERTAINMENT - (1.47%)
       288,000  Metro-Goldwyn-Mayer Inc.*......................................................      3,369,600
                                                                                                 -------------
   FINANCIAL SERVICES - (3.78%)
        47,500  Dun & Bradstreet Corp.*........................................................      1,569,875
        36,000  Household International, Inc. .................................................      1,789,200
        95,000  Moody's Corp. .................................................................      4,726,250


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS OPPORTUNITY FUND - CONTINUED


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - CONTINUED
       100,000  Providian Financial Corp.*.....................................................  $     588,000
                                                                                                 -------------
                                                                                                     8,673,325
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (0.90%)
        40,000  Diageo PLC, ADR................................................................      2,066,000
                                                                                                 -------------
   HOTELS & MOTELS - (1.33%)
       80,000  Marriott International, Inc., Class A...........................................      3,044,000
                                                                                                 -------------
   INDUSTRIAL - (2.41%)
        75,000  Rockwell Automation, Inc. .....................................................      1,498,500
       100,000  Sealed Air Corp.*..............................................................      4,027,000
                                                                                                 -------------
                                                                                                    5,525,500
                                                                                                 -------------
   INFORMATION/INFORMATION PROCESSING - (3.06%)
       131,700  Equifax Inc. ..................................................................      3,555,900
       192,500  IMS Health Inc. ...............................................................      3,455,375
                                                                                                 -------------
                                                                                                    7,011,275
                                                                                                 -------------
   INVESTMENT FIRMS - (2.18%)
         3,850  Julius Baer Holding Ltd., Class B..............................................      1,103,503
       214,000  Stilwell Financial, Inc. ......................................................      3,894,800
                                                                                                 -------------
                                                                                                    4,998,303
                                                                                                 -------------
   LIFE INSURANCE - (1.16%)
        83,000  AFLAC Inc. ....................................................................      2,656,000
                                                                                                 -------------
   MANUFACTURING - (1.00%)
       182,500  Fiat S.p.A. ...................................................................      2,286,521
                                                                                                 -------------
   MEDIA - (10.12%)
       272,100  Belo Corp., Class A............................................................      6,152,181
       165,000  Entravision Communications Corp., Class A*.....................................      2,021,250
        34,000  E.W. Scripps Co., Class A......................................................      2,618,000
       106,700  Lagardere S.C.A................................................................      4,611,070
        55,000  LIN TV Corp., Class A*.........................................................      1,487,200
       307,700  TV Azteca, S.A. de C.V., ADR...................................................      2,095,437
       500,000  WPP Group PLC..................................................................      4,223,282
                                                                                                 -------------
                                                                                                   23,208,420
                                                                                                 -------------
   MEDICAL INSTRUMENTS - (2.70%)
       301,000  Apogent Technologies Inc.*.....................................................      6,191,570
                                                                                                 -------------
   PHARMACEUTICAL  & HEALTH CARE - (6.60%)
        65,000  Anthem, Inc.*..................................................................      4,386,200
       195,000  Bristol-Myers Squibb Co. ......................................................      5,011,500
        89,700  Eli Lilly and Co. .............................................................      5,059,080
        42,000  Vertex Pharmaceuticals Inc.*...................................................        683,550
                                                                                                 -------------
                                                                                                    15,140,330
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS OPPORTUNITY FUND - CONTINUED


                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   PIPELINES - (2.49%)
       150,000  Kinder Morgan, Inc. ...........................................................  $   5,703,000
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (2.03%)
        60,000  Cincinnati Financial Corp. ....................................................      2,792,100
        50,000  FPIC Insurance Group, Inc.*....................................................        753,750
         5,600  Markel Corp.*..................................................................      1,103,200
                                                                                                 -------------
                                                                                                     4,649,050
                                                                                                 -------------
   RACE TRACKS - (2.63%)
        42,500  International Speedway Corp., Class A..........................................      1,704,038
       170,000  Speedway Motorsports, Inc.*....................................................      4,323,100
                                                                                                 -------------
                                                                                                     6,027,138
                                                                                                 -------------
   REINSURANCE - (4.01%)
        42,000  Everest Re Group, Ltd. ........................................................      2,349,900
        85,500  Transatlantic Holdings, Inc. ..................................................      6,840,000
                                                                                                 -------------
                                                                                                     9,189,900
                                                                                                 -------------
   RETAILING - (4.05%)
        75,000  Amazon.com, Inc.*..............................................................      1,221,000
       185,500  Duane Reade Inc.*..............................................................      6,316,275
       300,000  Trans World Entertainment Corp.*...............................................      1,753,500
                                                                                                 -------------
                                                                                                     9,290,775
                                                                                                 -------------
   TECHNOLOGY - (3.98%)
        26,000  Advent Software, Inc.*.........................................................        668,070
        31,500  Apple Computer, Inc.*..........................................................        558,022
       220,000  BMC Software, Inc.*............................................................      3,652,000
        37,000  Lexmark International, Inc.*...................................................      2,012,800
        68,000  Symantec Corp.*................................................................      2,233,800
                                                                                                 -------------
                                                                                                     9,124,692
                                                                                                 -------------
   TELECOMMUNICATIONS - (3.52%)
       320,000  AT&T Wireless Services Inc.*...................................................      1,872,000
     1,312,000  Covad Communications Group, Inc.*..............................................      1,548,160
        60,000  IDT Corp.*.....................................................................      1,015,200
        60,000  IDT Corp., Class B*............................................................        966,000
        78,500  Motorola, Inc. ................................................................      1,131,970
       247,000  Tellabs, Inc.*.................................................................      1,530,165
                                                                                                 -------------
                                                                                                     8,063,495
                                                                                                 -------------
                           Total Common Stock - (identified cost $211,522,102).................    212,079,316
                                                                                                 -------------
CORPORATE BONDS - (2.52%)
$    6,320,000  Amazon.com, Inc., Sr. Notes, 0%/10%, 05/01/08 (b)
                    - (identified cost $4,731,076).............................................      5,782,800
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS OPPORTUNITY FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (6.55%)

$ 15,026,000  Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $15,028,479
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $15,326,520) - (identified cost $15,026,000)........... $   15,026,000
                                                                                                --------------

              Total Investments - (101.58%) - (identified cost $231,279,178) - (a).............   232,888,116
              Liabilities Less Other Assets - (1.58%)..........................................     (3,625,682)
                                                                                                --------------
                        Net Assets - (100%).................................................... $  229,262,434
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $231,279,178. At June 30,
2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation........................................................ $   34,241,023
                Unrealized depreciation........................................................    (32,632,085)
                                                                                                --------------
                        Net unrealized appreciation............................................ $    1,608,938
                                                                                                ==============


(b) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS GOVERNMENT BOND FUND


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (42.40%)

   FANNIE MAE - MORTGAGE POOLS - (28.36%)
$    1,355,083    7.00%, 10/01/29 Pool No. 323961..............................................  $   1,407,511
     2,055,036    7.50%, 10/01/29 Pool No. 514131..............................................      2,162,350
     1,643,297    6.50%, 05/01/31 Pool No. 578867..............................................      1,679,433
     2,435,416    7.00%, 08/01/31 Pool No. 596269..............................................      2,526,598
     2,916,273    6.00%, 09/01/31 Pool No. 592248..............................................      2,911,928
     2,954,631    6.00%, 09/01/31 Pool No. 605870..............................................      2,950,228
     2,971,457    6.50%, 03/01/32 Pool No. 634487..............................................      3,034,006
     2,967,119    7.00%, 03/01/32 Pool No. 628815..............................................      3,077,289
     2,380,810    7.50%, 03/01/32 Pool No. 545546..............................................      2,501,422
                                                                                                 -------------
                       Total Fannie Mae - (identified cost $22,019,512).......................     22,250,765
                                                                                                 -------------

   FREDDIE MAC - MORTGAGE POOLS - (5.21%)
       869,406    5.50%, 03/01/16 Pool No. E00960..............................................        874,657
     1,812,833    6.50%, 07/01/16 Pool No. E84388..............................................      1,884,965
     1,241,016    8.00%, 07/01/27 Pool No. G00738..............................................      1,329,252
                                                                                                 -------------
                       Total Freddie Mac - (identified cost $3,990,893)........................      4,088,874
                                                                                                 -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    MORTGAGE POOLS - (8.83%)
     3,342,333    6.50%, 04/20/31 Pool No. 003068..............................................      3,417,970
     3,375,651    7.00%, 12/15/31 Pool No. 538286..............................................      3,513,412
                                                                                                 -------------
                       Total GNMA - (identified cost $6,811,941)...............................      6,931,382
                                                                                                 -------------
                       Total Mortgages - (identified cost $32,822,346).........................     33,271,021
                                                                                                 -------------
U.S. TREASURY BONDS - (2.73%)
     1,000,000    7.25%, 05/15/16..............................................................      1,178,470
       750,000    8.125%, 08/15/19.............................................................        960,562
                                                                                                 -------------
                       Total U.S. Treasury Bonds- (identified cost $2,015,561).................      2,139,032
                                                                                                 -------------
U.S. TREASURY NOTES - (2.45%)
     1,800,000    5.75%, 08/15/10 - (identified cost $1,796,845)...............................      1,926,072
                                                                                                 -------------
GOVERNMENT AGENCY - (34.25%)
       830,000    Fannie Mae, 5.25%, 07/12/04..................................................        830,780
     3,500,000    Fannie Mae, 5.25%, 04/15/07..................................................      3,621,730
     4,500,000    Fannie Mae, 6.375%, 06/15/09.................................................      4,869,675
     1,750,000    Fannie Mae, 6.00%, 01/18/12..................................................      1,764,018
     2,000,000    Federal Home Loan Bank, 4.875%, 08/15/05.....................................      2,065,720
       500,000    Federal Home Loan Bank, 6.875%, 08/15/05.....................................        545,630
     3,500,000    Federal Home Loan Bank, 7.25%, 02/15/07......................................      3,918,530


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
GOVERNMENT AGENCY - CONTINUED

$    2,850,000    Freddie Mac, 5.00%, 05/15/04.................................................  $   2,952,999
     1,600,000    Freddie Mac, 6.875%, 09/15/10................................................      1,775,504
     4,500,000    Freddie Mac, 6.00%, 05/25/12.................................................      4,531,770
                                                                                                 -------------
                           Total Government Agency - (identified cost $26,534,477).............     26,876,356
                                                                                                 -------------
SHORT TERM INVESTMENTS - (15.92%)

    12,490,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $12,492,061
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $12,739,800) - (identified cost $12,490,000)...........     12,490,000
                                                                                                 -------------

                  Total Investments - (97.75%) - (identified cost $75,659,229) (a).............     76,702,481
                  Other Assets Less Liabilities - (2.25%)......................................      1,763,611
                                                                                                 -------------
                           Net Assets - (100%) ................................................  $  78,466,092
                                                                                                 =============

(a) Aggregate cost for Federal Income Tax purposes is $75,659,229. At June 30,
2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   1,053,930
                  Unrealized depreciation......................................................        (10,678)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $   1,043,252
                                                                                                 =============

















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND


                                                                                                        VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
MORTGAGES - (0.08%)

   FANNIE MAE - MORTGAGE POOLS - (0.03%)
$      200,348    5.50%, 07/01/02 Pool No. 318086..............................................  $     200,348
                                                                                                 -------------
   FEDERAL HOME LOAN BANK - MORTGAGE POOLS - (0.05%)
       269,196    6.50%, 12/01/02 Pool No. G50472..............................................        271,700
                                                                                                 -------------
                           Total Mortgages - (identified cost $472,048)........................        472,048
                                                                                                 -------------
FANNIE MAE - (20.05%)
     3,000,000    Zero Cpn., 07/12/02 Discount Note............................................      2,998,377
     8,000,000    1.698%, 07/23/02 (b).........................................................      7,999,989
     4,750,000    6.24%, 07/29/02..............................................................      4,759,348
     1,250,000    6.44%, 08/14/02..............................................................      1,256,718
    20,000,000    1.69%, 10/07/02 (b)..........................................................     19,997,344
       500,000    5.25%, 10/07/02..............................................................        504,054
     2,285,000    6.375%, 10/15/02.............................................................      2,313,088
       500,000    5.95%, 10/16/02..............................................................        505,159
     1,000,000    6.21%, 10/28/02..............................................................      1,013,745
    18,000,000    1.693%, 11/04/02 (b).........................................................     17,996,970
     1,000,000    Zero Cpn., 11/15/02 Discount Note............................................        990,676
    23,000,000    1.719%, 11/29/02 (b).........................................................     22,998,788
     8,000,000    1.724%, 12/05/02 (b).........................................................      7,998,962
    10,000,000    6.80%, 01/10/03..............................................................     10,216,254
     8,500,000    5.75%, 04/15/03..............................................................      8,719,622
       550,000    6.71%, 05/21/03..............................................................        572,589
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $110,841,683)...................    110,841,683
                                                                                                 -------------
FEDERAL FARM CREDIT BANK - (1.82%)
       200,000    6.75%, 09/03/02..............................................................        201,616
       500,000    6.40%, 10/28/02..............................................................        507,449
     1,300,000    5.98%, 11/20/02..............................................................      1,317,578
     5,000,000    2.25%, 01/02/03..............................................................      5,005,787
     3,000,000    5.00%, 02/03/03..............................................................      3,039,849
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $10,072,279)......     10,072,279
                                                                                                 -------------
FEDERAL HOME LOAN BANK - (14.84%)
    20,000,000    Zero Cpn., 07/03/02 Discount Note............................................     19,998,122
     1,200,000    3.75%, 07/17/02..............................................................      1,200,889
    14,000,000    6.875%, 07/18/02.............................................................     14,024,553
     2,750,000    6.00%, 08/15/02..............................................................      2,763,878
     6,000,000    6.75%, 08/15/02..............................................................      6,036,083
     1,000,000    6.67%, 08/23/02..............................................................      1,006,231
     2,000,000    6.165%, 08/26/02.............................................................      2,007,954


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED


                                                                                                         VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED

$    4,000,000    5.77%, 08/28/02..............................................................  $   4,024,609
       500,000    6.625%, 09/20/02.............................................................        505,291
     2,500,000    6.385%, 11/04/02.............................................................      2,533,379
     1,000,000    6.375%, 11/15/02.............................................................      1,015,917
     4,500,000    6.375%, 11/15/02.............................................................      4,567,308
     2,685,000    5.125%, 01/13/03.............................................................      2,729,662
       250,000    3.00%, 04/25/03..............................................................        251,163
    10,000,000    2.375%, 06/12/03.............................................................      9,993,080
     8,000,000    2.67%, 06/13/03..............................................................      8,011,045
     1,325,000    5.755%, 06/24/03.............................................................      1,369,482
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $82,038,646)........     82,038,646
                                                                                                 -------------
FREDDIE MAC - (38.10%)
   126,000,000    Zero Cpn., 07/01/02 Discount Note............................................   126,000,000
    36,597,000    Zero Cpn., 07/03/02 Discount Note............................................     36,593,544
     4,000,000    Zero Cpn., 08/15/02..........................................................      3,983,210
     1,000,000    6.625%, 08/15/02.............................................................      1,005,711
    10,000,000    Zero Cpn., 09/11/02 Discount Note............................................      9,948,400
    10,000,000    Zero Cpn., 09/18/02 Discount Note............................................      9,957,428
     6,000,000    Zero Cpn., 09/25/02 Discount Note............................................      5,970,187
     4,000,000    Zero Cpn., 09/30/02 Discount Note............................................      3,978,969
     9,027,000    6.25%, 10/15/02..............................................................      9,133,379
     2,000,000    6.34%, 11/12/02..............................................................      2,028,094
     2,000,000    7.125%, 11/18/02.............................................................      2,035,275
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $210,634,197)..................    210,634,197
                                                                                                 -------------
SALLIE MAE - (7.02%)
     8,000,000    1.772%, 07/18/02 (b).........................................................      7,999,888
    10,000,000    2.232%, 10/18/02 (b).........................................................     10,013,501
    20,000,000    1.752%, 03/25/03 (b).........................................................     19,998,537
       800,000    2.232%, 03/28/03 (b).........................................................        802,348
                                                                                                 -------------
                           Total Sallie Mae - (identified cost $38,814,274)....................     38,814,274
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED


                                                                                                         VALUE
PRINCIPAL                                                                                              (NOTE 1)
===============================================================================================================
REPURCHASE AGREEMENTS - (14.41%)

$   79,678,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $79,691,147
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $81,271,560) - (identified cost $79,678,000)...........  $   79,678,000
                                                                                                 --------------
                  Total Investments - (96.32%) - (identified cost $532,551,127) - (a)..........     532,551,127
                  Other Assets Less Liabilities - (3.68%)......................................      20,345,319
                                                                                                 --------------
                           Net Assets - (100%).................................................  $ 552,896,446
                                                                                                 ==============


(a)  Aggregate cost for Federal Income Tax Purposes is $532,551,127.

(b) The interest rates on floating rate securities, shown as of June 30, 2002, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS FINANCIAL FUND


                                                                                                         VALUE
SHARES                                           SECURITY                                             (NOTE 1)
==============================================================================================================
COMMON STOCK - (99.85%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (7.65%)
       608,000    Bank One Corp. ..............................................................  $  23,395,840
        90,000    Fifth Third Bancorp..........................................................      5,998,050
       503,700    Golden West Financial Corp. .................................................     34,644,486
       478,130    Lloyds TSB Group PLC.........................................................      4,760,247
       180,000    State Street Corp. ..........................................................      8,046,000
                                                                                                 -------------
                                                                                                    76,844,623
                                                                                                 -------------
   CONSUMER PRODUCTS - (6.35%)
     1,460,000    Philip Morris Cos. Inc. .....................................................     63,772,800
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (3.84%)
     2,850,000    Tyco International Ltd. .....................................................     38,503,500
                                                                                                 -------------
   FINANCIAL SERVICES - (32.79%)
     2,299,000    American Express Co. ........................................................     83,499,680
       337,500    Charles Schwab Corp. ........................................................      3,780,000
     1,203,333    Citigroup Inc. ..............................................................     46,629,154
     1,147,450    Dun & Bradstreet Corp.*......................................................     37,923,223
     1,039,500    Household International, Inc. ...............................................     51,663,150
       886,200    Loews Corp. .................................................................     46,959,738
     1,006,300    Moody's Corp. ...............................................................     50,063,425
     1,485,000    Providian Financial Corp.*...................................................      8,731,800
                                                                                                 -------------
                                                                                                   329,250,170
                                                                                                 -------------
   INDUSTRIAL - (3.00%)
       749,000    Sealed Air Corp.*............................................................     30,162,230
                                                                                                 -------------
   INSURANCE BROKERS - (3.62%)
     1,234,100    Aon Corp. ...................................................................     36,381,268
                                                                                                 -------------
   INVESTMENT FIRMS - (9.09%)
       192,864    Julius Baer Holding Ltd., Class B............................................     55,279,490
       287,900    Morgan Stanley..............................................................      12,402,732
     1,296,000    Stilwell Financial, Inc. ....................................................     23,587,200
                                                                                                 -------------
                                                                                                    91,269,422
                                                                                                 -------------
   LIFE INSURANCE - (5.79%)
     1,100,000    Principal Financial Group, Inc.*.............................................     34,100,000
     1,100,000    Sun Life Financial Services of Canada Inc. ..................................     24,046,000
                                                                                                 -------------
                                                                                                    58,146,000
                                                                                                 -------------
   MULTI-LINE INSURANCE - (6.03%)
       726,796    American International Group, Inc. ..........................................     49,589,291
       585,300    Horace Mann Educators Corp. .................................................     10,927,551
                                                                                                 -------------
                                                                                                    60,516,842
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (10.48%)
           597    Berkshire Hathaway Inc., Class A*............................................     39,879,600
       922,500    Cincinnati Financial Corp....................................................     42,928,537
       337,300    FPIC Insurance Group, Inc.*..................................................      5,084,798


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED


                                                                                                         VALUE
SHARES/PRINCIPAL                                 SECURITY                                             (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   PROPERTY/CASUALTY INSURANCE - CONTINUED
        88,200    Markel Corp.*................................................................  $    17,375,400
                                                                                                 ---------------
                                                                                                     105,268,335
                                                                                                 ---------------
   REINSURANCE - (11.21%)

       378,600    Everest Re Group, Ltd. ......................................................       21,182,670
     1,142,550    Transatlantic Holdings, Inc. ................................................       91,404,000
                                                                                                 ---------------
                                                                                                     112,586,670

                           Total Common Stock - (identified cost $841,114,782).................    1,002,701,860
                                                                                                 ---------------

SHORT TERM INVESTMENTS - (0.63%)

$    6,351,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $6,352,048
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $6,478,020) - (identified cost $6,351,000).............        6,351,000
                                                                                                 ---------------


                  Total Investments - (100.48%) - (identified cost $847,465,782) - (a).........    1,009,052,860
                  Liabilities Less Other Assets - (0.48%)......................................       (4,868,143)
                                                                                                 ---------------
                           Net Assets - (100%) ................................................  $ 1,004,184,717


*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $847,465,782. At June 30, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   268,183,660
                  Unrealized depreciation......................................................     (106,596,582)
                                                                                                 ---------------
                           Net unrealized appreciation.........................................  $   161,587,078
                                                                                                 ===============









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND


                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (36.73%)

   DIVERSIFIED (REITS) - (7.35%)
       400,000    General Growth Properties, 7.25%, 07/15/08,  Cum. Conv. Pfd. ................  $  12,720,000
                                                                                                 -------------
   ENERGY - (9.45%)
      216,200AES  Trust III, 6.75%, 10/15/29, Conv. Pfd. ......................................      4,075,370
       264,200    Kerr-McGee Corp. (Convertible into Devon Energy),
                        5.50%, 08/02/04, Conv. Pfd. ...........................................     12,285,300
                                                                                                 -------------
                                                                                                    16,360,670
                                                                                                 -------------
   INDUSTRIAL - (4.77%)
      199,000Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum. Conv. Pfd. ........................      8,258,500
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REITS) - (5.13%)
       240,000    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd. .....................      8,868,000
                                                                                                 -------------
   RENTAL AUTO/EQUIPMENT - (3.44%)
       155,500    United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd. .........................      5,947,875
                                                                                                 -------------
   RESORTS/THEME PARKS - (3.02%)
       227,400    Six Flags, Inc., 7.25%, 08/15/09, Cum. Conv. Pfd. ...........................      5,230,200
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (1.09%)
        80,000    Travelers Property Casualty Corp., 4.50%, 04/15/32, Conv. Pfd. ..............      1,892,000
                                                                                                 -------------
   TRANSPORTATION - (2.48%)
        63,000    Canadian National Railway Co., 5.25%, 06/30/29, Conv. Pfd. ..................      4,284,000
                                                                                                 -------------
                           Total Convertible Preferred Stock - (identified cost $58,770,717)...     63,561,245
                                                                                                 -------------

CONVERTIBLE BONDS - (37.36%)

   COMMERCIAL SERVICES - (1.05%)
$    2,800,000    Quanta Services, Inc., Conv. Sub. Notes, 4.00%, 07/01/07.....................      1,816,500
                                                                                                 -------------
   ELECTRONICS - (6.71%)
     3,400,000    Burr-Brown Corp. (Convertible into Texas Instruments),

                        Conv. Sub. Notes, 4.25%, 02/15/07......................................      3,438,250
     1,800,000    Fairchild Semiconductor Corp., Conv. Sr. Sub., 5.00%, 11/01/08...............      1,975,500
     4,700,000    International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07.............      3,930,375
     2,700,000    International Rectifier Corp., Ser. 144A Conv. Sub. Notes,
                        4.25%, 07/15/07 (b)....................................................      2,257,875
                                                                                                 -------------
                                                                                                    11,602,000
                                                                                                 -------------
   ENERGY - (1.10%)
     3,366,000    Valhi Inc. (Convertible into Halliburton),
                        Conv. Sr. Secured, Zero Cpn., 10/20/07 (c).............................      1,897,583
                                                                                                 -------------
   FINANCIAL SERVICES - (10.78%)
    10,600,000    Exchangeable Certificate Corp. (Convertible into American Express),
                        Ser. 144A Conv., 0.625%, 03/02/05 (b).................................       9,858,000
     5,360,000    NCO Group Inc., Conv. Sub. Notes, 4.75%, 04/15/06............................      4,998,200


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL /SHARES                               SECURITY                                            (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - CONTINUED

   FINANCIAL SERVICES - CONTINUED
$   12,200,000    Providian Financial Corp., Conv. Notes, Zero Cpn., 02/15/21 (c)..............  $   3,797,250
                                                                                                 -------------
                                                                                                    18,653,450
                                                                                                 -------------
   INSURANCE - (3.64%)
     6,895,000    American International Group, Inc., Conv. Sr. Notes, 0.50%, 05/15/07.........      6,300,306
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (5.94%)
     9,500,000    EOP Operating LP, Conv. Sr. Notes, 7.25%, 11/15/08...........................     10,283,750
                                                                                                 -------------
   RETAILING - (5.14%)
     2,800,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 08/19/17 (c)............      2,485,000
     2,000,000    J. C. Penney Co., Inc., Ser. 144A Conv. Sub. Notes,
                      5.00%, 10/15/08 (b)......................................................      2,002,500
     4,065,000    School Specialty, Inc., Conv. Sub. Notes, 6.00%, 08/01/08....................      4,410,525
                                                                                                 -------------
                                                                                                     8,898,025
                                                                                                 -------------
   WASTE MANAGEMENT - (3.00%)
     4,650,000    Waste Connections, Inc., Conv. Sub. Notes, 5.50%, 04/15/06...................      5,196,375
                                                                                                 -------------
                  Total Convertible Bonds - (identified cost $67,798,272)......................     64,647,989
                                                                                                 -------------
COMMON STOCK - (21.19%)

   BUILDING MATERIALS - (1.48%)
        94,606    Masco Corp. .................................................................      2,564,769
                                                                                                 -------------
   COMMERCIAL SERVICES - (0.25%)
        43,400    Quanta Services, Inc.* ......................................................        428,358
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (2.50%)
      111,500Citigroup Inc. ...................................................................      4,320,625
                                                                                                 -------------
   DIVERSIFIED (REITS) - (6.67%)
      249,876Vornado Realty Trust..............................................................     11,544,271
                                                                                                 -------------
   ELECTRONICS - (0.48%)
       28,400International Rectifier Corp.*....................................................        827,860
                                                                                                 -------------
   ENERGY - (0.60%)
        65,526    Halliburton Co. .............................................................      1,044,484
                                                                                                 -------------
   FINANCIAL SERVICES - (0.36%)
        17,050    American Express Co. ........................................................        619,256
                                                                                                 -------------
   MEDIA - (2.02%)
       152,218    News Corp. Ltd., ADR.........................................................      3,490,359
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS) - (2.73%)
       81,556Centerpoint Properties Trust......................................................      4,731,064
                                                                                                 -------------
   RETAILING - (0.68%)
       44,000School Specialty, Inc.*...........................................................      1,168,860
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED


                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   SHOPPING CENTERS (REITS) - (0.34%)
        33,333    Mid-Atlantic Realty Trust....................................................  $     586,661
                                                                                                 -------------
   TECHNOLOGY - (3.08%)
      103,000SAP AG-ADR........................................................................      2,501,870
       119,532    Texas Instruments Inc. ......................................................      2,832,908
                                                                                                 -------------
                                                                                                     5,334,778
                                                                                                 -------------
                           Total Common Stock - (identified cost $31,830,496)..................     36,661,345
                                                                                                 -------------
SHORT TERM INVESTMENTS - (4.48%)

$    7,754,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $7,755,279
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $7,909,080) - (identified cost $7,754,000).............      7,754,000
                                                                                                --------------


                  Total Investments - (99.76%) - (identified cost $166,153,485) - (a)..........    172,624,579
                  Other Assets Less Liabilities - (0.24%)......................................        423,304
                                                                                                --------------
                           Net Assets - (100%) ................................................ $  173,047,883
                                                                                                ==============


*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $166,153,485. At June 30, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   20,370,498
                  Unrealized depreciation......................................................    (13,899,404)
                                                                                                --------------
                           Net unrealized appreciation......................................... $    6,471,094
                                                                                                ==============


(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $14,118,375 and 8.16% of the Fund's net assets as of June 30, 2002.

(c) As of June 30, 2002 zero coupon bonds represented $8,179,833 or 4.73% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS REAL ESTATE FUND


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (86.57%)

   APARTMENTS (REITS) - (11.65%)
       249,168    Archstone-Smith Trust........................................................  $   6,652,786
       203,870    Avalonbay Communities, Inc. .................................................      9,520,729
       118,356    Equity Residential...........................................................      3,402,735
        72,274    Essex Property Trust, Inc. ..................................................      3,953,388
       228,729    Home Properties of New York, Inc. ...........................................      8,677,978
       614,659    United Dominion Realty Trust, Inc. ..........................................      9,680,879
                                                                                                 -------------
                                                                                                    41,888,495
                                                                                                 -------------
   DIVERSIFIED - (3.22%)
       567,900    Catellus Development Corp.*..................................................     11,596,518
                                                                                                 -------------
   DIVERSIFIED (REITS) - (15.40%)
       346,600    Duke Realty Corp. ...........................................................     10,034,070
       177,878    Kilroy Realty Corp. .........................................................      4,758,236
       396,664    Liberty Property Trust.......................................................     13,883,240
       577,689    Vornado Realty Trust.........................................................     26,689,232
                                                                                                 -------------
                                                                                                    55,364,778
                                                                                                 -------------
   HOTELS & LODGING - (4.15%)
       205,700    Marriott International, Inc., Class A........................................      7,826,885
       216,100    Starwood Hotels & Resorts Worldwide, Inc. ...................................      7,107,529
                                                                                                 -------------
                                                                                                    14,934,414
                                                                                                 -------------
   INDUSTRIAL (REITS) - (15.86%)
       500,327    Centerpoint Properties Trust.................................................     29,023,969
       390,125    First Industrial Realty Trust, Inc. .........................................     12,815,606
       584,127    ProLogis Trust...............................................................     15,187,302
                                                                                                 -------------
                                                                                                    57,026,877
                                                                                                 -------------
   MALLS (REITS) - (11.49%)
       214,000    CBL & Associates Properties, Inc. ...........................................      8,667,000
       157,664    General Growth Properties, Inc. .............................................      8,040,864
       379,000    Simon Property Group, Inc. ..................................................     13,962,360
       697,389    Taubman Centers, Inc. .......................................................     10,635,182
                                                                                                 -------------
                                                                                                    41,305,406
                                                                                                 -------------
   OFFICE SPACE (REITS) - (18.15%)
       225,996    Alexandria Real Estate Equities, Inc. .......................................     11,150,643
       134,446    Arden Realty, Inc. ..........................................................      3,824,989
       323,342    Boston Properties, Inc. .....................................................     12,917,513
       152,256    CarrAmerica Realty Corp. ....................................................      4,697,098
       214,500    Corporate Office Properties Trust............................................      3,129,555
       335,677    Equity Office Properties Trust...............................................     10,103,878
       394,736    Highwoods Properties, Inc. ..................................................     10,263,136
       118,619    Parkway Properties, Inc. ....................................................      4,315,359
       110,145    PS Business Parks, Inc. .....................................................      3,849,568


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS REAL ESTATE FUND - CONTINUED


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   OFFICE SPACE (REITS) - CONTINUED
        28,301    SL Green Realty Corp. .......................................................  $   1,008,931
                                                                                                 -------------
                                                                                                    65,260,670
                                                                                                 -------------
   OUTLET CENTERS (REITS) - (3.71%)
       399,000    Chelsea Property Group, Inc. ................................................     13,346,550
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (2.94%)
       315,201    Kimco Realty Corp. ..........................................................     10,556,081
                                                                                                 -------------
                           Total Common Stock - (identified cost $256,307,505).................    311,279,789
                                                                                                 -------------

PREFERRED STOCK - (10.39%)

   APARTMENTS (REITS) - (1.06%)
         4,000    Apartment Investment & Management Co., 9.00%, Series P,
                     Cum. Conv. Pfd. ..........................................................        102,180
        46,000    Apartment Investment & Management Co., 9.375%, Series G, Cum. Pfd. ..........      1,189,330
        43,700    Equity Residential, 7.00%, Series E, Cum. Conv. Pfd. ........................      1,414,787
        32,000    Equity Residential, 8.60%, Series D, Cum. Pfd. ..............................        834,720
        10,000    Equity Residential, 9.125%, Series C, Cum. Pfd. .............................        267,750
                                                                                                 -------------
                                                                                                     3,808,767
                                                                                                 -------------
   INDUSTRIAL(REITS) - (0.46%)
        64,700    Centerpoint Properties Trust, 8.48%, Series A, Cum. Pfd. ....................      1,643,056
                                                                                                 -------------
   MALLS (REITS) - (4.60%)
       520,000    General Growth Properties, 7.25%, 07/15/08, Cum. Conv. Pfd. .................     16,536,000
                                                                                                 -------------
   OFFICE (REITS) - (3.25%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd. .....................     11,694,675
                                                                                                 -------------
   RESORTS/THEME PARKS - (1.02%

       160,000    Six Flags, Inc., 7.25%, 8/15/09, Cum. Conv. Pfd. ............................      3,680,000
                                                                                                 -------------
                           Total Preferred Stock - (identified cost $28,008,693)...............     37,362,498
                                                                                                 -------------



DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2002 (Unaudited)
DAVIS REAL ESTATE FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (2.66%)

$    9,578,000    Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                     07/01/02, dated 06/28/02, repurchase value of $9,579,580
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $9,769,560) - (identified cost $9,578,000)............. $    9,578,000
                                                                                                --------------

                  Total Investments - (99.62%) - (identified cost $293,894,198) - (a)..........    358,220,287
                  Other Assets Less Liabilities - (0.38%)......................................      1,374,721
                                                                                                --------------
                        Net Assets - (100%).................................................... $  359,595,008
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $294,071,376. At June 30, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   64,783,642
                  Unrealized depreciation .....................................................       (634,731)
                                                                                                --------------
                        Net unrealized appreciation ........................................... $   64,148,911
                                                                                                ==============




















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2002 (Unaudited)

=================================================================================================================================

                                                                        DAVIS
                                                        DAVIS         GOVERNMENT                        DAVIS           DAVIS
                                        DAVIS         GOVERNMENT        MONEY           DAVIS        CONVERTIBLE         REAL
                                     OPPORTUNITY         BOND           MARKET        FINANCIAL       SECURITIES        ESTATE
                                        FUND             FUND           FUND             FUND            FUND            FUND
                                        ----             ----           ----             ----            ----            ----
  ASSETS:
  Investments in securities, at
     value * (see accompanying
     Schedules of Investments)...   $ 232,888,116    $ 76,702,481   $ 532,551,127   $ 1,009,052,860  $ 172,624,579  $ 358,220,287
  Cash...........................          25,324          33,251          51,863           108,880         21,960         23,539
  Receivables:
     Dividends and interest......          79,243         603,981       2,170,566         1,736,931        905,343      2,063,029
     Capital stock sold..........         907,600       1,743,276      20,763,545         1,594,332        112,638        721,753
     Investment securities sold..       4,267,576            -              -                -                -             -
  Prepaid expenses...............          24,200           5,000          55,800            11,800         12,000         32,900
  Other assets...................           2,011            -              8,298            22,161           -             -
                                    -------------    ------------   -------------   ---------------  -------------  -------------
             Total assets........     238,194,070      79,087,989     555,601,199     1,012,526,964    173,676,520    361,061,508
                                    -------------    ------------   -------------   ---------------  -------------  -------------
  LIABILITIES:
  Payables:
     Investment securities
       purchased.................       7,235,036            -              -             2,990,056          -             -
     Capital stock reacquired....       1,267,077         467,841       2,387,837         3,612,708        317,276        825,381
  Accrued expenses...............         249,979          93,197         316,916           955,371        208,636        415,973
  Commissions payable to
     distributor (Note 3)........         179,544          60,859           -               784,112        102,725        225,146
                                    -------------    ------------   -------------   ---------------  -------------  -------------
             Total liabilities...       8,931,636         621,897       2,704,753         8,342,246         28,637      1,466,500
                                    -------------    ------------   -------------   ---------------  -------------  -------------
  NET ASSETS.....................   $ 229,262,434    $ 78,466,092   $ 552,896,446   $ 1,004,184,717  $ 173,047,883  $ 359,595,008
                                    =============    ============   =============   ===============  =============  =============

  NET ASSETS CONSIST OF:
  Par value of shares of capital
     stock.......................   $     151,895    $    135,972   $   5,528,964   $        346596  $      80,296  $     145,067
    Additional paid-in capital...     245,863,861      81,236,134     547,367,482       830,397,832    175,119,708    343,257,342
  Undistributed net investment
     income (loss)...............        (877,866)        129,047           -            (1,579,274)     1,297,171      3,848,447
  Accumulated net realized gains
     (losses) from investment and
     foreign currency
     transactions................     (17,486,405)     (4,078,313)          -            13,410,324     (9,920,386)   (51,981,937)
  Net unrealized appreciation
     on investments..............   1,611,043,252       1,043,252           -           161,609,239      6,471,094     64,326,089
                                    -------------    ------------   -------------   ---------------  -------------  -------------
                                    $ 229,262,434    $ 78,466,092   $ 552,896,446   $ 1,004,184,717  $ 173,047,883  $ 359,595,008
                                    =============    ============   =============   ===============  =============  ==============



* Including repurchase agreements of $15,026,000, $12,490,000, $79,678,000,
$6,351,000, $7,754,000 and $9,578,000 for Davis Opportunity Fund, Davis
Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $231,279,178, $75,659,229, $532,551,127, $847,465,782, $166,153,485 and
$293,894,198 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At June 30, 2002 (Unaudited)

======================================================================================================================
                                                                 DAVIS
                                                  DAVIS         GOVERNMENT                      DAVIS          DAVIS
                                    DAVIS       GOVERNMENT        MONEY         DAVIS        CONVERTIBLE        REAL
                                 OPPORTUNITY       BOND          MARKET       FINANCIAL      SECURITIES        ESTATE
                                    FUND           FUND           FUND           FUND            FUND           FUND
                                    ----           ----           ----           ----            ----            ----
  CLASS A SHARES
     Net assets................ $112,779,590   $19,966,638    $478,933,798   $ 517,762,667  $ 84,715,625   $173,291,556
     Shares outstanding........    7,153,929     3,455,155     478,933,798      17,459,827     3,918,582      6,987,705
     Net asset value and
       redemp tion price per
       share (net assets/shares
       outstanding)............      $ 15.76       $  5.78         $  1.00         $ 29.65       $ 21.62        $ 24.80
                                     =======       =======         =======         =======       =======        =======
     Maximum offering price
       per share (100/95.25 of
       net asset value)........      $ 16.55       $  6.07         $  1.00         $ 31.13       $ 22.70        $ 26.04
                                     =======       =======         =======         =======       =======        =======
  CLASS B SHARES
     Net assets................ $ 72,970,802   $45,929,265    $ 61,482,912   $ 345,406,880  $ 55,901,293   $100,205,858
     Shares outstanding........    5,125,724     7,968,951      61,482,912      12,290,198     2,615,736      4,062,672
     Net asset value,
       offering and redemp-
       tion price per share
       (net assets/shares
       outstanding)............      $ 14.24       $  5.76         $  1.00         $ 28.10       $ 21.37        $ 24.67
                                     =======       =======         =======         =======       =======        =======
  CLASS C SHARES
     Net assets................ $ 39,043,281   $12,210,226    $ 12,479,736   $ 122,326,401  $ 11,645,268   $ 42,238,241
     Shares outstanding........    2,631,018     2,111,237      12,479,736       4,285,399       537,514      1,700,308
     Net asset value, offering
       and redemption price
       per share (net assets/
       shares outstanding).....      $ 14,84       $  5.78         $  1.00         $ 28.54       $ 21.67        $ 24.84
                                     =======       =======         =======         =======       =======        =======
  CLASS Y SHARES
     Net assets................ $  4,468,761   $   359,963    $      -       $  18,688,769  $ 20,785,697   $ 43,859,353
     Shares outstanding........      278,803        61,814           -             624,198       957,793      1,756,005
     Net asset value, offering
       and redemption price
       per share (net assets/
       shares outstanding).....      $ 16.03       $  5.82         $ -             $ 29.94       $ 21.70        $ 24.98
                                     =======       =======         =======         =======       =======        =======






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

=========================================================================================================================
                                                                      DAVIS
                                                         DAVIS      GOVERNMENT                     DAVIS          DAVIS
                                           DAVIS      GOVERNMENT      MONEY          DAVIS      CONVERTIBLE        REAL
                                        OPPORTUNITY      BOND         MARKET       FINANCIAL     SECURITIES       ESTATE
                                           FUND          FUND          FUND          FUND           FUND           FUND
                                           ----          ----          ----          ----           ----           ----
INVESTMENT  INCOME
   (LOSS):
Income:

   Dividends.....................     $    724,632  $     -       $    -         $   6,487,458  $   2,561,911 $ 8,850,243
   Interest......................          254,907    1,889,361     5,487,896           43,245      1,483,362     160,681
                                      ------------  ----------    -----------    -------------  ------------- -----------
           Total income*.........          979,539    1,889,361     5,487,896        6,530,703      4,045,273   9,010,924
                                      ------------  ----------    -----------    -------------  ------------- -----------
   Management fees (Note 2)......          846,487      168,121     1,205,108        3,457,600        666,477   1,228,996
   Custodian fees................           35,957       22,636        43,843          105,335         27,639      38,822
   Transfer agent fees
      Class A....................           92,204       22,941        53,342          447,963         45,659     174,328
      Class B....................           72,417       29,293        45,081          360,188         41,932      76,634
      Class C....................           30,108        9,187        12,493          134,818         10,344      28,010
      Class Y....................            1,030          554             6           14,081          1,049       3,622
   Audit fees....................            5,000        4,800         9,000           15,000          6,000       8,500
   Legal fees....................            2,591          909         5,016           13,898          2,141       4,006
   Accounting fees (Note 2)......            3,252        1,248        18,750            7,248          3,750       4,752
   Reports to s hareholders......           30,033       10,186        43,709          192,443         23,923      41,981
   Directors'  fees and expenses             9,192        2,479        16,241           36,283          5,700       9,583
   Registration and filing fees             41,469       36,949        35,919           56,532         34,795      27,784
   Miscellaneous.................            1,801       11,907         1,377           79,723          1,908       2,091
   Distribution plan payments
    (Note 3)
      Class A....................          142,763       19,153        -               555,056         50,027     184,748
      Class B....................          361,700      184,295        -             1,946,118        282,019     455,376
      Class C....................          171,639       57,289        -               687,833         60,388     200,131
                                      ------------  ----------    -----------    -------------  ------------- -----------
           Total expenses........        1,847,643      581,947     1,489,885        8,110,119      1,263,751   2,489,364
           Expenses paid
            indirectly (Note 6)..             (273)         (92)       (1,283)            (142)        (1,111)       (288)
                                      ------------  ----------    -----------    -------------  ------------- -----------
           Net expenses..........        1,847,370      581,855     1,488,602        8,109,977      1,262,640   2,489,076
                                      ------------  ----------    -----------    -------------  ------------- -----------
               Net investment
                 income (loss)...         (867,831)   1,307,506     3,999,294       (1,579,274)     2,782,633   6,521,848
                                      ------------  ----------    -----------    -------------  ------------- -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

   Investment transactions.......       (5,571,448)    (123,366)       -            41,912,308      3,189,758  15,006,810
   Foreign currency
     transactions                            3,262        -            -               (25,420)           (34)     -
Net change in unrealized
   appreciation of invest-
   ments.........................      (10,511,284)   1,200,609        -          (157,866,007)    (2,424,357) 17,562,707
                                      ------------  ----------    -----------    -------------  ------------- -----------
Net realized and unrealized
   gain (loss) on investments
   and foreign currency..........      (16,079,470)   1,077,243        -          (115,979,119)       765,367  32,569,517
                                      ------------  ----------    -----------    -------------  ------------- -----------
Net increase (decrease) in net
   assets resulting from
   operations....................     $(16,947,301) $ 2,384,749   $ 3,999,294    $(117,558,393) $   3,548,000 $39,091,365
                                      ============  ===========   ===========    =============  ============= ===========
*Net of foreign taxes
   withheld as follows:..........     $     13,632  $     -       $    -         $     168,166  $       4,407 $     2,819



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002 (Unaudited)

======================================================================================================================
                                                                 DAVIS
                                                   DAVIS       GOVERNMENT                      DAVIS          DAVIS
                                     DAVIS      GOVERNMENT       MONEY          DAVIS      CONVERTIBLE         REAL
                                  OPPORTUNITY      BOND          MARKET       FINANCIAL     SECURITIES        ESTATE
                                      FUND         FUND           FUND           FUND          FUND            FUND
                                      ----         ----           ----           ----          ----            ----
OPERATIONS:

   Net investment income (loss) $    (867,831) $ 1,307,506  $  3,999,294   $   (1,579,274)  $  2,782,633  $  6,521,848
   Net realized gain (loss)
    from investments and
    foreign currency
    transactions...............    (5,568,186)    (123,366)       -            41,886,888      3,189,724    15,006,810
   Net change in unrealized
    appreciation of
    investments................   (10,511,284)   1,200,609        -          (157,866,007)    (2,424,357)   17,562,707
                                -------------  -----------  ------------   --------------   ------------  ------------
   Net increase (decrease) in
    net assets resulting from
    operations................    (16,947,301)   2,384,749     3,999,294     (117,558,393)     3,548,000    39,091,365

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

   Net investment income
     Class A...................        -          (383,697)   (3,478,820)         -             (810,185)   (1,435,353)
     Class B...................        -          (637,562)     (418,827)         -             (390,511)     (592,475)
     Class C...................        -          (202,863)     (100,640)         -              (82,660)     (262,832)
     Class Y...................        -            (9,892)       (1,007)         -             (202,044)     (382,741)

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in
   net assets resulting from
   capital share transactions
   (Note 5)
     Class A...................    19,587,372    1,450,652    47,770,418      (23,485,368)    (5,468,658)  (11,825,731)
     Class B...................     8,667,412    7,740,433     1,992,465      (28,741,117)    (2,360,928)    2,661,334
     Class C...................    11,330,406     (302,230)   (2,578,881)      (8,839,796)    (1,197,830)   (1,152,764)
     Class Y...................       476,764      (85,109)         (540)      (2,420,582)      (338,027)      184,162
                                -------------  -----------  ------------   --------------   ------------  ------------

       Total increase
        (decrease) in net
         assets.........           23,114,653    9,954,481    47,183,462     (181,045,256)    (7,302,843)   26,284,965

NET ASSETS:
   Beginning of period.........   206,147,781   68,511,611   505,712,984    1,185,229,973    180,350,726   333,310,043
                                -------------  -----------  ------------   --------------   ------------  ------------
   End of period............... $ 229,262,434  $78,466,092  $552,896,446   $1,004,184,717   $173,047,883  $359,595,008
                                =============  ===========  ============   ==============   ============  ============






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN
NET ASSETS For the year ended December 31, 2001

=====================================================================================================================
                                                                 DAVIS
                                                  DAVIS       GOVERNMENT                       DAVIS         DAVIS
                                     DAVIS      GOVERNMENT       MONEY          DAVIS      CONVERTIBLE        REAL
                                  OPPORTUNITY      BOND          MARKET       FINANCIAL     SECURITIES       ESTATE
                                      FUND         FUND           FUND           FUND          FUND           FUND
                                      ----         ----           ----           ----          ----           ----
OPERATIONS:
   Net investment income (loss) $  (1,519,622) $ 2,136,732 $  19,094,649 $     (6,901,500) $  5,949,118  $  10,746,330
   Net realized gain (loss)
    from investment
    transactions...............   (11,928,083)   1,387,799        -           (28,746,059)  (10,699,741)     3,436,383
   Net change in unrealized
     appreciation (depreciation)
     of investments............      (834,747)  (1,281,761)       -           (98,018,648)  (12,099,276) (12,1,933,010)
                                -------------  ----------- ------------- ----------------  ------------- -------------
   Net increase (decrease) in
     net assets resulting from
     operations................   (14,282,452)   2,242,770    19,094,649     (133,666,207)  (16,849,899)    16,115,723

DIVIDENDS AND DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:

   Net investment income
     Class A...................        -          (775,020)  (17,263,333)       -            (3,146,681)    (5,791,262)
     Class B...................        -        (1,013,869)   (1,407,594)       -            (1,548,937)    (2,385,772)
     Class C...................        -          (279,889)     (367,120)       -              (357,412)    (1,034,498)
     Class Y...................        -           (12,399)      (56,602)       -              (896,088)    (1,534,798)

   Realized gains from
   investment transactions
     Class A...................    (1,548,796)       -             -            -              -             -
     Class B...................    (1,131,901)       -             -            -              -             -
     Class C...................      (413,864)       -             -            -              -             -
     Class Y...................       (65,773)       -             -            -              -             -

   Return of capital
     Class A...................        -             -             -            -              (136,300)     -
     Class B...................        -             -             -            -               (67,093)     -
     Class C...................        -             -             -            -               (15,481)     -
     Class Y...................        -             -             -            -               (38,814)     -

   Distribution in excess of
   net investment income or
   net realized gains
     Class A...................       (57,303)       -             -            -              -            (1,837,369)
     Class B...................       (41,879)       -             -            -              -              (756,923)
     Class C...................       (15,312)       -             -            -              -              (328,211)
     Class Y...................        (2,434)       -             -            -              -              (486,938)

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in
   net assets resulting from
   capital share transactions
   (Note 5)
     Class A...................    26,249,338    2,557,842   (91,401,475)      30,270,623    (2,838,123)    (9,946,338)
     Class B...................    10,409,761   20,129,759    31,396,947       16,088,116    (6,768,383)    (3,232,478)
     Class C...................    19,149,196    9,473,896     6,501,011       19,578,755    (1,561,284)     2,670,602
     Class Y...................       518,571      320,180           540        3,402,661    (4,763,860)    (4,196,831)
                                -------------  ----------- ------------- ----------------  ------------- -------------
       Total increase
        (decrease) in net
         assets...............    .38,767,152   32,643,270   (53,502,977)     (64,326,052)  (38,988,355)   (12,745,093)

NET ASSETS:
   Beginning of year...........   167,380,629   35,868,341   559,215,961    1,249,556,025   219,339,081    346,055,136
                                -------------  ----------- ------------- ----------------  ------------- -------------

   End of year................. $ 206,147,781  $68,511,611 $ 505,712,984 $  1,185,229,973  $180,350,726  $ 333,310,043
                                =============  =========== ============= ================  ============  =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers. Davis Growth Opportunity Fund changed its name to Davis Opportunity Fund on May 1, 2002.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

   Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

   The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2002, Davis Opportunity Fund had approximately $11,918,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At June 30, 2002, Davis Government Bond Fund had approximately $3,955,000 of capital loss carryovers and post October losses available to offset future capital gains, which expire between 2007 and 2010. At June 30, 2002, Davis Financial Fund had approximately $28,476,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At June 30, 2002, Davis Convertible Securities Fund had approximately $13,110,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At June 30, 2002, Davis Real Estate Fund had approximately $66,811,568 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2007 and 2010.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.


NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

    Advisory fees are paid monthly to Davis Advisors, the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the six months ended June 30, 2002, approximated 0.75%, 0.50%, 0.47%, 0.62%, 0.75% and 0.72% of average net assets for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

    The Adviser is paid for registering fund shares for sale in various states. The fee for the six months ended June 30, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $4,998 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $18,252, $3,955, $9,618, $88,802, $8,495 and $22,863, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $3,252, $1,248, $18,750, $7,248, $3,750 and
$4,752, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE - CONTINUED


   Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

   CLASS A SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

   Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

   During the six months ended June 30, 2002, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $158,550, $10,997, $325,470, $30,637 and $89,175 from commissions earned on sales of Class A shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $8,478, $1,319, $46,154, $5,079 and $13,898 was retained by the Underwriter and the remaining $150,072, $9,678, $279,316, $25,558 and $75,277 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

   The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the six months ended June 30, 2002 was $142,763, $19,153, $555,056, $50,027 and $184,748, respectively.

CLASS B SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

   Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

   Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

   During the six months ended June 30, 2002, Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $272,355, $138,553, $1,462,935, $212,046 and $342,066, respectively and service fees of $89,345, $45,742,
$483,183, $69,973 and $113,310, respectively.

   Commission advances by the Distributor during the six months ended June 30, 2002 on the sale of Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $230,328, $47,194, $410,802, $75,638 and $117,921 of which $219,144, $36,310, $380,692, $64,739 and $104,034 was reallowed to qualified selling dealers.

   The Distributor intends to seek payment from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $2,909,692, $673,672, $27,120,929, $6,968,787 and $13,466,418, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

   A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended June 30, 2002 the Distributor received contingent deferred sales charges from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $69,656, $93,310, $617,362, $82,513 and $110,516, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS C SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

   Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

   During the six months ended June 30, 2002, Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution fees of $128,729, $42,967, $515,875, $45,291 and $150,098, respectively and service fees of
$42,910, $14,322, $171,958, $15,097 and $50,033. During the six months ended
June 30, 2002, the Distributor received $4,874, $4,153, $16,806, $291 and $3,596 in contingent deferred sales charges from Class C shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.


DAVIS GOVERNMENT MONEY MARKET FUND

   All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

   Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                                   DAVIS                           DAVIS
                                  DAVIS         GOVERNMENT         DAVIS        CONVERTIBLE          DAVIS
                               OPPORTUNITY         BOND          FINANCIAL      SECURITIES        REAL ESTATE
                                  FUND             FUND            FUND            FUND              FUND
                                  ----             ----            ----            ----              ----
     Cost of purchases.....  $69,951,347       $27,105,563    $128,456,995      $35,057,779      $123,460,301
     Proceeds of sales.....  $28,114,687       $24,962,931    $198,136,395      $35,694,646      $121,049,525


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK

   At June 30, 2002 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. 4.1 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:


                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002
CLASS A                                                           (UNAUDITED)
                                ---------------------------------------------------------------------------------------
                                                                  DAVIS
                                                  DAVIS          GOVERNMENT                     DAVIS          DAVIS
                                  DAVIS          GOVERNMENT        MONEY         DAVIS        CONVERTIBLE       REAL
                                 OPPORTUNITY      BOND             MARKET      FINANCIAL     SECURITIES        ESTATE
                                   FUND           FUND             FUND          FUND           FUND            FUND
                                   ----           ----             ----          ----           ----            ----
Shares sold...................   2,907,205      2,705,618      223,670,624      1,735,488         457,582     1,414,488
Shares issued in reinvestment
     of distributions.........       -             50,421        3,485,031          -              32,723        52,066
                              ------------    -----------     ------------   ------------    ------------  ------------
                                 2,907,205      2,756,039      227,155,655      1,735,488         490,305     1,466,554
Shares redeemed...............  (1,764,026)    (2,506,705)    (179,385,237)    (2,484,715)       (742,221)   (1,973,838)
                              ------------    -----------     ------------   ------------    ------------  ------------
     Net increase (decrease)     1,143,179        249,334       47,770,418       (749,227)       (251,916)     (507,284)
                              ============    ===========     ============   ============    ============  ============

Proceeds from shares sold..   $ 49,596,686    $15,452,531     $223,670,624   $ 56,170,748    $  9,892,542  $ 33,445,042
Proceeds from shares issued
     in reinvestment of
     distributions............      -             286,137        3,485,031         -              730,359     1,241,782
                              ------------    -----------     ------------   ------------    ------------  ------------
                                49,596,686     15,738,668      227,155,655     56,170,748      10,622,901    34,686,824
Cost of shares redeemed....    (30,009,314)   (14,288,016)    (179,385,237)   (79,656,116)    (16,091,559)  (46,512,555)
                              ------------    -----------     ------------   ------------    ------------  ------------
     Net increase (decrease)  $ 19,587,372    $ 1,450,652     $ 47,770,418   $(23,485,368)   $ (5,468,658) $(11,825,731)
                              ============    ===========     ============   ============    ============  ============



                                                                  YEAR ENDED
CLASS A                                                       DECEMBER 31, 2001
                              -----------------------------------------------------------------------------------------
                                                                 DAVIS
                                                 DAVIS         GOVERNMENT                       DAVIS         DAVIS
                                  DAVIS       GOVERNMENT          MONEY          DAVIS       CONVERTIBLE       REAL
                                OPPORTUNITY      BOND             MARKET       FINANCIAL      SECURITIES      ESTATE
                                   FUND          FUND             FUND            FUND           FUND          FUND
                                   ----          ----             ----            ----           ----          ----
Shares sold...................   2,851,459      9,191,135      552,266,501      6,303,421         672,769     2,895,329
Shares issued in reinvestment
     of distributions.........      97,245        101,064       16,932,747         -              135,819       307,695
                              ------------    -----------     ------------   ------------    ------------  ------------
                                 2,948,704      9,292,199      569,199,248      6,303,421         808,588     3,203,024
Shares redeemed...............  (1,433,262)    (8,864,198)    (660,600,723)    (5,664,454)       (923,950)   (3,690,825)
                              ------------    -----------     ------------   ------------    ------------  ------------
     Net increase (decrease)     1,515,442        428,001      (91,401,475)       638,967        (115,362)     (487,801)
                              ============    ===========     ============   ============    ============  ============

Proceeds from shares sold..   $ 48,758,276    $51,824,540     $552,266,501   $214,116,949    $ 15,361,601  $ 63,309,686
Proceeds from shares issued
     in reinvestment of
     distributions............   1,579,534        571,622       16,932,747         -            2,945,520     6,773,245
                              ------------    -----------      -----------   ------------    ------------  ------------
                                50,337,810     52,396,162      569,199,248    214,116,949      18,307,121    70,082,931
Cost of shares redeemed....    (24,088,472)   (49,838,320)    (660,600,723)  (183,846,326)    (21,145,244)  (80,029,269)
                              ------------    -----------     ------------   ------------    ------------  ------------
     Net increase (decrease)  $ 26,249,338    $ 2,557,842     $(91,401,475)  $ 30,270,623    $ (2,838,123) $ (9,946,338)
                              ============    ===========     ============   ============    ============  ============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
==========================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002
CLASS B                                                           (UNAUDITED)
                              -----------------------------------------------------------------------------------------
                                                                   DAVIS
                                                  DAVIS         GOVERNMENT                       DAVIS           DAVIS
                                   DAVIS        GOVERNMENT         MONEY          DAVIS       CONVERTIBLE         REAL
                                OPPORTUNITY        BOND           MARKET        FINANCIAL     SECURITIES         ESTATE
                                   FUND            FUND            FUND            FUND           FUND            FUND
                                   ----            ----            ----            ----           ----            ----
Shares sold...................   1,294,193      3,098,081       27,319,654         455,203        201,742         500,030
Shares issued in reinvestment
     of distributions.........      -              52,781          359,309            -            13,031          16,901
                               -----------    -----------      -----------    ------------    -----------   -------------
                                 1,294,193      3,150,862       27,678,963         455,203        214,773        516,931
Shares redeemed...............    (753,841)    (1,813,348)     (25,686,498)     (1,405,927)      (324,983)       (412,148)
                               -----------    -----------      -----------    ------------    -----------   -------------
     Net increase (decrease)       540,352      1,337,514        1,992,465        (950,724)      (110,210)        104,783
                               ===========    ===========      ===========    ============    ===========   =============

Proceeds from shares sold...   $20,197,368    $17,729,529      $27,319,654    $ 13,979,453    $ 4,363,618   $  11,894,722
Proceeds from shares issued
     in reinvestment of
     distributions............      -             298,883          359,309            -           288,240         401,569
                               -----------    -----------      -----------    ------------    -----------   -------------
                                20,197,368     18,028,412       27,678,963      13,979,453      4,651,858      12,296,291
Cost of shares redeemed....... (11,529,956)   (10,287,979)     (25,686,498)    (42,720,570)    (7,012,738)     (9,634,957)
                               -----------    -----------      -----------    ------------    -----------   -------------
     Net increase (decrease)   $ 8,667,412    $ 7,740,433      $1,992,465     $(28,741,117)   $(2,360,928)  $   2,661,334
                               ===========    ===========      ===========    ============    ===========   =============


                                                                  YEAR ENDED
CLASS B                                                        DECEMBER 31, 2001
                              -------------------------------------------------------------------------------------------
                                                                 DAVIS
                                                 DAVIS        GOVERNMENT                        DAVIS           DAVIS
                                  DAVIS        GOVERNMENT        MONEY           DAVIS       CONVERTIBLE        REAL
                               OPPORTUNITY        BOND           MARKET        FINANCIAL      SECURITIES        ESTATE
                                   FUND           FUND            FUND           FUND            FUND            FUND
                                   ----           ----            ----           ----            ----            ----
Shares sold...................   1,805,863      7,235,749       87,757,680       2,628,955        425,565         483,301
Shares issued in reinvestment
     of distributions.........      74,697         92,792        1,202,300          -              56,241         103,720
                               -----------    -----------     ------------   -------------    -----------    ------------
                                 1,880,560      7,328,541       88,959,980       2,628,955        481,806         587,021
Shares redeemed...............   1,182,451)    (3,800,324)     (57,563,033)     (2,219,550)      (780,288)       (741,582)
                               -----------    -----------   --------------    ------------    -----------    ------------
     Net increase (decrease)       698,109      3,528,217       31,396,947         409,405       (298,482)       (154,561)
                               ===========    ===========   ==============    ============    ===========    ============


Proceeds from shares sold..... $27,937,532    $41,098,839   $8,887,757,680    $ 85,039,909    $ 9,541,455    $ 10,510,842
Proceeds from shares issued
     in reinvestment of
     distributions............   1,100,653        525,276        1,202,300          -           1,207,901       2,279,508
                               -----------    -----------   --------------    ------------    -----------    ------------
                                29,038,185     41,624,115       88,959,980      85,039,909     10,749,356      12,790,350
Cost of shares redeemed....... (18,628,424)   (21,494,356)     (57,563,033)    (68,951,793)   (17,517,739)    (16,022,828)
                               -----------    -----------   --------------    ------------    -----------    ------------
     Net increase (decrease)   $10,409,761    $20,129,759   $   31,396,947    $616,088,116    $(6,768,383)   $ (3,232,478)
                               ===========    ===========   ==============    ============    ===========    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002
CLASS C                                                           (UNAUDITED)
                              -----------------------------------------------------------------------------------
                                                               DAVIS
                                              DAVIS         GOVERNMENT                       DAVIS          DAVIS
                              DAVIS        GOVERNMENT         MONEY           DAVIS       CONVERTIBLE       REAL
                           OPPORTUNITY        BOND            MARKET        FINANCIAL      SECURITIES      ESTATE
                              FUND            FUND             FUND           FUND            FUND           FUND
                              ----            ----             ----           ----            ----           ----
Shares sold..............      1,062,517    1,093,946        5,271,481      340,707          32,991          158,827
Shares issued in
   reinvestment of
   distributions.........          -           15,041           93,590         -              2,606            8,309
                            ------------   ----------    -------------  -----------     -----------      -----------
                               1,062,517    1,108,987        5,365,071      340,707          35,597          167,136
Shares redeemed..........       (374,639)  (1,169,168)      (7,943,952)    (629,475)        (90,791)        (217,769)
                            ------------   ----------    -------------  -----------     -----------      -----------
     Net increase
       (decrease)........        687,878      (60,181)      (2,578,881)    (288,768)        (55,194)         (50,633)
                            ============   ==========    =============  ===========     ===========      ===========

Proceeds from shares sold   $ 17,298,535   $6,264,882    $   5,271,481  $10,624,078     $   727,033      $ 3,736,984
Proceeds from shares
     issued in
     reinvestment of
     distributions.......          -           85,478           93,590         -             58,424          198,895
                            ------------   ----------    -------------  -----------     -----------      -----------
                              17,298,535    6,350,360        5,365,071   10,624,078         785,457        3,935,879
Cost of shares redeemed..     (5,968,129)  (6,652,590)      (7,943,952) (19,463,874)     (1,983,287)      (5,088,643)
                            ------------   ----------    -------------  -----------     -----------      -----------
     Net increase
     (decrease)..........   $ 11,330,406   $ (302,230)   $  (2,578,881) $(8,839,796)    $(1,197,830)     $(1,152,764)
                            ============   ==========    =============  ===========     ===========      ===========




                                                                  YEAR ENDED
CLASS C                                                       DECEMBER 31, 2001
                             --------------------------------------------------------------------------------------
                                                            DAVIS
                                              DAVIS        GOVERNMENT                     DAVIS            DAVIS
                                  DAVIS     GOVERNMENT       MONEY         DAVIS       CONVERTIBLE         REAL
                               OPPORTUNITY     BOND          MARKET      FINANCIAL      SECURITIES        ESTATE
                                   FUND        FUND           FUND          FUND           FUND            FUND
                                   ----        ----           ----          ----           ----            ----
Shares sold..............      1,818,729    3,018,295       35,095,555    1,620,907         139,695         408,356
Shares issued in
     reinvestment
     of distributions....         26,207       25,362          323,646        -              12,791          49,176
                            ------------ ------------      -----------  -----------     -----------    ------------
                               1,844,936    3,043,657       35,419,201    1,620,907         152,486         457,532
Shares redeemed..........       (651,932)  (1,384,646)     (28,918,190)  (1,060,652)       (224,116)       (336,087)
                            ------------ ------------      -----------  -----------     -----------    ------------
     Net increase
    (decrease)...........      1,193,004    1,659,011        6,501,011      (71,630)        121,445         560,255
                            ============ ============      ===========  ===========     ===========    ============

Proceeds from shares sold   $ 29,140,227 $ 17,190,200      $35,095,555  $53,031,603     $ 3,167,617    $  8,913,635
Proceeds from shares
     issued in
     reinvestment of
     distributions.......        402,282      144,083          323,646        -             278,789       1,088,358
                            ------------ ------------      -----------  -----------     -----------    ------------
                              29,542,509   17,334,283       35,419,201   53,031,603       3,446,406      10,001,993
Cost of shares redeemed..    (10,393,313)  (7,860,387)     (28,918,190) (33,452,848)     (5,007,690)     (7,331,391)
                            ------------ ------------      -----------  -----------     -----------    ------------
     Net increase
    (decrease)...........   $ 19,149,196 $  9,473,896      $ 6,501,011  $19,578,755     $(1,561,284)   $  2,670,602
                            ============ ============      ===========  ===========     ===========    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002
CLASS Y                                                           (UNAUDITED)
                              -------------------------------------------------------------------------------------
                                                             DAVIS
                                             DAVIS        GOVERNMENT                        DAVIS          DAVIS
                              DAVIS        GOVERNMENT        MONEY           DAVIS       CONVERTIBLE       REAL
                            OPPORTUNITY       BOND           MARKET        FINANCIAL      SECURITIES      ESTATE
                               FUND           FUND           FUND            FUND            FUND          FUND
                               ----           ----           ----            ----            ----          ----
Shares sold..............       87,066          6,915       18,783,872         80,477          7,136       25,550
Shares issued in
reinvestment
     of distributions....         -                73              314          -              8,874       14,935
                            ------------   ----------     ------------    -----------     ----------    ---------
                                  87,066        6,988       18,784,186         80,477         16,010       40,485
Shares redeemed..........        (60,744)     (21,726)     (18,784,726)      (155,611)       (31,829)     (32,751)
                            ------------   ----------     ------------    -----------     ----------    ---------
     Net increase
     (decrease)..........         26,322      (14,738)            (540)       (75,134)       (15,819)       7,734
                            ============   ==========     ============    ===========     ==========    =========
Proceeds from shares
     sold................   $  1,534,968   $   39,877     $ 18,783,872    $ 2,615,099     $  153,656    $ 600,071
Proceeds from shares
     issued in
     reinvestment of
     distributions.......         -               416              314          -            198,777      358,440
                            ------------   ----------     ------------    -----------     ----------    ---------
                               1,534,968       40,293       18,784,186      2,615,099        352,433      958,511
Cost of shares redeemed..     (1,058,204)    (125,402)     (18,784,726)    (5,035,681)      (690,460)    (774,349)
                            ------------   ----------     ------------    -----------     ----------    ---------
     Net increase
     (decrease)..........   $    476,764   $  (85,109)    $       (540)   $(2,420,582)    $ (338,027)   $ 184,162
                            ============   ==========     ============    ===========     ==========    =========




                                                         JUNE 12, 2001
                                                     (INCEPTION OF CLASS)
                                   YEAR ENDED               THROUGH                     YEAR ENDED
                                DECEMBER 31, 2001      DECEMBER 31, 2001             DECEMBER 31, 2001
                            -------------------------- ----------------- ---------------------------------------
                                                             DAVIS
                                              DAVIS        GOVERNMENT                      DAVIS          DAVIS
                                DAVIS       GOVERNMENT        MONEY         DAVIS       CONVERTIBLE       REAL
                              OPPORTUNITY      BOND           MARKET      FINANCIAL      SECURITIES       ESTATE
                                FUND           FUND           FUND          FUND            FUND           FUND
                                ----           ----           ----          ----            ----           ----
Shares sold..............        35,396        73,776       27,920,545        371,787         9,039         119,554
Shares issued in
     reinvestment
     of distributions....         4,046           263           53,068          -            41,803          86,449
                            -----------   -----------    -------------    -----------   -----------   -------------
                                 39,442        74,039       27,973,613        371,787        50,842         206,003
Shares redeemed..........        (8,737)      (18,260)     (27,973,073)      (285,033)     (277,631)       (414,341)
                            -----------   -----------    -------------    -----------   -----------   -------------
     Net increase (decrease)     30,705        55,779              540         86,754      (226,789)       (208,338)
                            ===========   ===========    =============    ===========   ===========   =============

Proceeds from shares sold   $   601,311   $   422,450    $  27,920,545    $12,813,766   $   202,985   $   2,602,152
Proceeds from shares
     issued in
     reinvestment of
     distributions.......        66,677         1,516           53,068          -           910,159       1,912,379
                            -----------   -----------    -------------    -----------   -----------   -------------
                                667,988       423,966       27,973,613     12,813,766     1,113,144       4,514,531
Cost of shares redeemed..      (149,417)     (103,786)     (27,973,073)    (9,411,105)   (5,877,004)     (8,711,362)
                            -----------   -----------    -------------    -----------   -----------   -------------
     Net increase (decrease)$   518,571   $   320,180    $         540    $ 3,402,661   $(4,763,860)  $  (4,196,831)
                            ==========    ==========     =============    ===========   ===========   =============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2002 (Unaudited)
================================================================================
NOTE 6 - EXPENSES PAID INDIRECTLY

   Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $273, $92, $1,283, $142, $1,111 and $288 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the six months ended June 30, 2002.


NOTE 7 - BANK BORROWINGS

   Davis Financial Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Davis Funds in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. At June 30, 2002, Davis Financial Fund did not have any borrowings outstanding.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

   The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A


                                               SIX MONTHS
                                                  ENDED                   YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002    ----------------------------------------------------
                                                (UNAUDITED)      2001        2000       1999       1998      1997
                                                -----------      ----        ----       ----       ----      ----
Net Asset Value, Beginning of Period......      $  16.81        $  18.60   $  22.17   $  21.96   $  22.49   $  18.93
                                                --------        --------   --------   --------   ---------  --------

Income  (Loss) From Investment  Operations
   Net Investment Loss....................         (0.03)          (0.07)     (0.11)     (0.10)     (0.09)     (0.10)
   Net Realized and Unrealized Gains
    (Losses)..............................         (1.02)          (1.44)      2.22       5.96       0.59       5.34
                                                --------        --------   --------   --------   ---------  --------
       Total From Investment Operations...         (1.05)          (1.51)      2.11       5.86       0.50       5.24
                                                --------        --------   --------   --------   ---------  --------

Distributions
   Distributions from Realized Gains......           -             (0.27)     (5.68)     (5.65)     (1.03)     (1.68)
   Distributions  in Excess  of Net
     Realized Gains.......................           -             (0.01)      -          -          -          -
                                                -------         --------   --------   --------   --------   --------
       Total Distributions................           -             (0.28)     (5.68)     (5.65)     (1.03)     (1.68)
                                                -------         --------   --------   --------   ---------  ---------
Net Asset Value, End of Period............      $  15.76        $  16.81   $  18.60   $  22.17   $  21.96   $  22.49
                                                ========        ========   ========   ========   =========  ========

Total Return(1)...........................         (6.25)%         (8.06)%    11.49%     31.45%      2.32%     27.70%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)     $112,780        $101,057   $ 83,607   $ 67,871   $ 52,212   $ 48,386
   Ratio of Expenses to Average Net Assets          1.28%*          1.23%      1.19%      1.29%      1.32%      1.27%
   Ratio of Net Investment Loss to
     Average Net Assets...................         (0.41)%*        (0.50)%    (0.59)%    (0.50)%    (0.38)%    (0.58)%
   Portfolio Turnover Rate(2).............
                                                   13.12%          40.96%     60.06%    100.30%     18.03%     19.33%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

   The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B


                                             SIX MONTHS
                                                ENDED                    YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2002    ---------------------------------------------
                                             (UNAUDITED)      2001        2000      1999       1998      1997
                                             ------------     ----        ----      ----       ----      ----
Net Asset Value, Beginning of Period.......   $ 15.24      $ 17.05      $  20.95   $ 21.18   $ 21.88   $ 18.58
                                              --------     --------     --------   -------   -------   -------

Income (Loss) From Investment  Operations
   Net Investment Loss.....................      0.09)       (0.18)        (0.23)    (0.26)    (0.26)    (0.25)
   Net Realized and Unrealized Gains
     (Losses)..............................     (0.91)       (1.35)         2.01      5.68      0.59      5.23
                                              --------     --------     --------   -------   -------   -------
       Total From Investment Operations....     (1.00)       (1.53)         1.78      5.42      0.33      4.98
                                              --------     --------     --------   -------   -------   -------

Distributions
   Distributions from Realized Gains.......       -          (0.27)        (5.68)    (5.65)    (1.03)    (1.68)
   Distributions in Excess of Net
      Realized Gains.......................       -          (0.01)         -          -         -         -
                                              --------     --------     --------   -------   -------   -------
       Total Distributions.................       -          (0.28)        (5.68)    (5.65)    (1.03)    (1.68)
                                              --------     --------     --------   -------   -------   -------
Net Asset Value, End of Period.............   $ 14.24      $ 15.24      $  17.05   $ 20.95   $ 21.18   $ 21.88
                                              ========     ========     ========   =======   =======   =======

Total Return(1)............................     (6.56)%      (8.92)%       10.57%    30.42%     1.61%    26.82%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $72,971      $69,903      $ 66,271   $52,234   $60,587   $61,383
   Ratio of Expenses to Average Net Assets       2.06%*       2.06%         2.08%     2.16%     2.10%     2.09%(2)
   Ratio of Net Investment Loss to Average
     Net Assets............................     (1.19)%*     (1.33)%       (1.48)%   (1.37)%   (1.16)%   (1.40)%
   Portfolio Turnover Rate(3)..............
                                                13.12%       40.96%        60.06%   100.30%     18.03%   19.33%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.08% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C



                                                                                                      AUGUST 15, 1997
                                                                                                        (INCEPTION
                                           SIX MONTHS                                                    OF CLASS)
                                             ENDED                 YEAR ENDED DECEMBER 31,               THROUGH
                                         JUNE 30, 2002  --------------------------------------------    DECEMBER 31,
                                           (UNAUDITED)    2001         2000      1999         1998         1997
                                           ----------     ----         ----      ----         ----        ----
Net Asset Value, Beginning of Period.....   $ 15.89      $ 17.76     $ 21.62     $21.71     $22.43      $25.56
                                            -------      -------     -------     ------     --------    ------

Income  (Loss) From Investment  Operations
   Net Investment Loss...................     (0.08)       (0.13)      (0.17)     (0.22)     (0.30)      (0.04)
   Net  Realized  and   Unrealized
     Gains (Losses)......................     (0.97)       (1.46)       1.99       5.78       0.61       (1.41)
                                            -------      -------     -------     ------     ------      ------

       Total From Investment Operations..     (1.05)       (1.59)       1.82       5.56       0.31       (1.45)
                                            -------      -------     -------     ------     ------      ------

Dividends and Distributions
   Distributions from Realized Gains.....      -           (0.27)      (5.68)     (5.65)     (1.03)      (1.68)
   Distributions in Excess of Net
     Realized Gains......................      -           (0.01)       -          -           -           -
                                            -------      -------     -------     ------     ------      ------
       Total Distributions...............      -           (0.28)      (5.68)     (5.65)     (1.03)      (1.68)
                                            -------      -------     -------     ------     --------    ------
Net Asset Value, End of Period...........   $ 14.84      $ 15.89     $ 17.76     $21.62     $21.71      $22.43
                                            =======      =======     ========    ======     ======      ======

Total Return(1)..........................     (6.61)%      (8.90)%     10.42%     30.32%      1.48%      (5.66)%


Ratios/Supplemental Data
   Net Assets, End  of Period
     (000 omitted).......................   $39,043      $30,879     $13,326     $5,041     $3,644      $2,585
   Ratio of Expenses to Average Net
     Assets..............................      2.04%*       2.08%       2.15%      2.34%(2)   2.27%       2.19%*
   Ratio of Net Investment Loss to
     Average  Net Assets.................     (1.17)%*     (1.35)%     (1.55)%    (1.54)%    (1.33)%     (1.51)%*
   Portfolio Turnover Rate(3)............
                                              13.12%       40.96%      60.06%    100.30%     18.03%      19.33%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

   The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y



                                                                                                  SEPTEMBER 18, 1997
                                                                                                      (INCEPTION
                                           SIX MONTHS                                                 OF CLASS)
                                              ENDED             YEAR ENDED DECEMBER 31,                THROUGH
                                          JUNE 30, 2002 -----------------------------------------    DECEMBER 31,
                                            (UNAUDITED)    2001       2000      1994       1998        1997
                                            ----------     ----       -----     ----       ----        ----
Net Asset Value, Beginning of Period.....   $17.07      $18.83     $22.31     $21.96      $22.52      $27.19
                                            ------      ------     --------   --------    ------      ------

Income  (Loss) From Investment  Operations
   Net Investment Loss...................     -(5)       (0.03)     (0.04)     (0.03)      (0.14)       -
   Net Realized and  Unrealized Gains
      (Losses)...........................    (1.04)      (1.45)      2.24       6.03        0.61       (2.99)
                                            ------      --------   --------   ------      ------      ------
       Total From Investment Operations..    (1.04)      (1.48)      2.20       6.00        0.47       (2.99)
                                            ------      --------   --------   ------      ------      ------

Dividends and Distributions
   Distributions from Realized Gains.....     -          (0.27)     (5.68)     (5.65)      (1.03)      (1.68)
   Distributions  in Excess of Net
       Realized Gains....................     -          (0.01)       -          -           -           -
                                            ------      --------   --------   ------      ------      ------
       Total Distributions...............     -          (0.28)     (5.68)     (5.65)      (1.03)     (1.68)
                                            ------      --------   --------   ------      ------      ------
Net Asset Value, End of Period...........   $16.03      $17.07     $18.83     $22.31      $21.96      $22.52
                                            ======      ========   ========   ======      ======      ======

Total Return(1)..........................    (6.09)%     (7.81)%    11.83%     32.16%       2.18%     (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted)......................   $4,469      $4,309     $4,176     $    5      $   73      $   94
   Ratio of Expenses to Average Net
      Assets.............................     0.91%*      0.91%      0.93%      1.06%(2)    1.33%(2)    1.01%*
   Ratio of Net Investment Loss to
      Average  Net Assets................    (0.04)%*    (0.18)%    (0.33)     (0.26)%     (0.38)%     (0.33)%*
   Portfolio Turnover Rate(3)............
                                             13.12%      40.96%     60.06%    100.30%      18.03%      19.33%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

(5) Less than $.005 per share.

*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                           SIX MONTHS
                                              ENDED                 YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2002 -----------------------------------------------
                                           (UNAUDITED)   2001       2000       1999      1998      1997
                                           -----------   ----       ----       ----      ----      ----


Net Asset Value, Beginning of Period .....   $   5.68  $   5.60  $   5.38   $   5.90  $   5.87  $   5.76
                                             --------  --------  --------   --------  --------  --------


Income (Loss) From Investment  Operations
   Net Investment  Income ................       0.13      0.26      0.29       0.28      0.29      0.33
   Net Realized  and Unrealized Gains
       (Losses) ..........................       0.09      0.08      0.22      (0.48)     0.07      0.11
                                             --------  --------  --------   --------  --------  --------
       Total From Investment Operations ..       0.22      0.34      0.51      (0.20)     0.36      0.44
                                             --------  --------  --------   --------  --------  --------

Dividends and Distributions
   Net Investment Income .................      (0.12)    (0.26)    (0.29)     (0.28)    (0.29)    (0.33)
   Return of Capital .....................          -         -         -(4)   (0.04)    (0.04)        -
                                             --------  --------  --------   --------  --------  --------
       Total Dividend and Distributions ..      (0.12)    (0.26)    (0.29)     (0.32)    (0.33)    (0.33)
                                             --------  --------  --------   --------  --------  --------



Net Asset Value, End of Period ...........   $   5.78  $   5.68  $   5.60   $   5.38  $   5.90  $   5.87
                                             ========  ========  ========   ========  ========  ========

Total Return(1) ..........................       3.93%     6.27%     9.81%     (3.47)%    6.31%     7.92%


Ratios/Supplemental Data
   Net Assets, End of Period
       (000 omitted) .....................     $19,967  $ 18,198  $ 15,548   $ 18,002  $ 21,285  $ 17,589
   Ratio of Expenses to Average Net
      Assets .............................       1.23%*    1.22%     1.27%      1.20%     1.43%     1.27%(2)
   Ratio of Net Investment
      Income to Average Net Assets .......       4.39%*    4.59%     5.33%      5.07%     4.87%     5.82%
   Portfolio Turnover Rate(3)                   38.35%   149.03%   140.66%    150.54%    18.40%    24.35%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.26% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================
    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                          SIX MONTHS
                                             ENDED                 YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002   ---------------------------------------------------
                                          (UNAUDITED)     2001     2000         1999      1998        1997
                                          -----------     ----     ----         ----      ----        ----

Net Asset Value, Beginning of Period .....   $   5.66  $   5.58  $   5.37    $   5.88  $   5.86     $   5.75
                                             --------  --------  --------    --------  --------     --------

Income  (Loss) From Investment  Operations
   Net Investment  Income ................       0.10      0.23      0.24        0.24      0.27         0.29
   Net Realized  and Unrealized Gains
       (Losses) ..........................       0.10      0.07      0.21       (0.48)     0.04         0.11
                                             --------  --------  --------    --------  --------     --------
       Total From Investment Operations ..       0.20      0.30      0.45       (0.24)     0.31         0.40
                                             --------  --------  --------    --------  --------     --------

Dividends and Distributions
   Net Investment Income .................      (0.10)    (0.22)    (0.24)      (0.23)    (0.27)       (0.29)
   Return of Capital .....................          -         -         -(4)    (0.04)    (0.02)           -
                                             --------  --------  --------    --------  --------     --------
       Total Dividend and Distributions ..      (0.10)    (0.22)    (0.24)      (0.27)    (0.29)       (0.29)
                                             --------  --------  --------    --------  --------     --------


Net Asset Value, End of Period ...........   $   5.76  $   5.66  $   5.58    $   5.37  $   5.88     $   5.86
                                             ========  ========  ========    ========  ========     ========

Total Return(1) ..........................       3.55%     5.48%     8.80%      (4.12)%    5.38%        7.12%



Ratios/Supplemental Data
    Net Assets, End of Period
       (000 omitted) .....................   $ 45,929   $37,541   $17,331     $28,344   $36,005      $12,703
   Ratio of Expenses to Average Net
      Assets .............................      1.93%*     1.94%     2.00%       1.95%     2.18%(2)     2.01%(2)
   Ratio of Net Investment Income
      to Average Net Assets ..............      3.69%*     3.87%     4.60%       4.32%     4.13%        5.07%
   Portfolio Turnover Rate(3).............     38.35%    149.03%   140.66%     150.54%    18.40%       24.35%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.17% and 2.00% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C


                                                                                                      AUGUST 19, 1997
                                                                                                        (INCEPTION
                                                                                                         OF CLASS)
                                            SIX MONTHS                                                    THROUGH
                                              ENDED                 YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                          JUNE 30, 2002    ---------------------------------------
                                           (UNAUDITED)     2001       2000         1999       1998          1997
                                           -----------     ----       ----         ----       ----          ----

Net Asset Value, Beginning of Period ....   $   5.68    $   5.60    $   5.39    $   5.90    $   5.88      $   5.79
                                            --------    --------    --------    --------    --------      --------

Income (Loss) From Investment Operations
   Net Investment Income ................       0.10        0.23        0.24        0.23        0.27          0.08
   Net Realized and Unrealized Gains
       (Losses) .........................       0.10        0.07        0.21       (0.47)       0.04          0.09
                                            --------    --------    --------    --------    --------      --------
       Total From Investment Operations .       0.20        0.30        0.45       (0.24)       0.31          0.17
                                            --------    --------    --------    --------    --------      --------

Dividends and Distributions
   Net Investment Income ................      (0.10)      (0.22)      (0.24)      (0.23)      (0.27)        (0.08)
   Return of Capital ....................          -           -           -(4)    (0.04)      (0.02)            -
                                            --------    --------    --------    --------    --------      --------
       Total Dividend and Distributions .      (0.10)      (0.22)      (0.24)      (0.27)      (0.29)        (0.08)
                                            --------    --------    --------    --------    --------      --------


Net Asset Value, End of Period ..........   $   5.78    $   5.68    $   5.60    $   5.39    $   5.90      $   5.88
                                            ========    ========    ========    ========    ========      ========

Total Return(1) .........................       3.54%       5.44%       8.75%      (4.15)%      5.42%         2.97%

Ratios/Supplemental Data
   Net Assets, End of Period
      (000 omitted) .....................    $12,210    $12,335       $2,872      $4,791      $8,178          $215
   Ratio of Expenses to Average Net
      Assets ............................       1.93%*     1.96%        2.07%       1.96%       2.18%         1.97%*(2)
   Ratio of Net Investment Income to
      Average Net Assets.................       3.69%*     3.85%        4.53%       4.31%       4.12%         5.11%*
   Portfolio Turnover Rate(3)............
                                               38.35%    149.03%      140.66%     150.54%      18.40%        24.35%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y


                                                                                                         SEPTEMBER 1, 1998
                                                                                                            (INCEPTION
                                                SIX MONTHS                                                   OF CLASS)
                                                   ENDED                 YEAR ENDED DECEMBER 31,              THROUGH
                                               JUNE 30, 2002     ------------------------------------        DECEMBER 31,
                                                (UNAUDITED)         2001           2000           1999(3)        1998
                                                -----------         ----           ----           ----           ----

Net Asset Value, Beginning of Period ...         $  5.72         $  5.64        $  5.42        $  5.92        $  5.92
                                                 -------         -------        -------        -------        -------


Income (Loss) From Investment Operations
   Net Investment Income ...............            0.13            0.29           0.31           0.24           0.07
   Net Realized and Unrealized Gains
       (Losses) ........................            0.10            0.07           0.22          (0.40)          0.02
                                                 -------         -------        -------        -------        -------
       Total From Investment Operations             0.23            0.36           0.53          (0.16)          0.09
                                                 -------         -------        -------        -------        -------

Dividends and Distributions
   Net Investment Income ...............           (0.13)          (0.28)         (0.31)         (0.30)         (0.07)
   Return of Capital ...................               -               -              -(4)       (0.04)         (0.02)
                                                 -------         -------        -------        -------        -------
       Total Dividend and Distributions            (0.13)          (0.28)         (0.31)         (0.34)         (0.09)
                                                 -------         -------        -------        -------        -------


Net Asset Value, End of Period .........         $  5.82         $  5.72        $  5.64        $  5.42        $  5.92
                                                 =======         =======        =======        =======        =======

Total Return(1) ........................            4.04%           6.54%         10.08%         (2.73)%         1.59%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) ....................         $   360         $   438        $   117        $    17         $  352
   Ratio of Expenses to Average Net
      Assets ...........................            1.02%*          0.96%          1.02%          0.92%          1.05%*
   Ratio of Net Investment Income to
      Average Net Assets ...............            4.60%*          4.85%          5.58%          5.35%          5.25%*

   Portfolio Turnover Rate(2) ..........           38.35%         149.03%        140.66%        150.54%         18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

(4) Less than $0.005 per share.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B, C & Y

                                            SIX MONTHS
                                               ENDED                      YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2002  ------------------------------------------------------
                                            (UNAUDITED)      2001       2000       1999        1998       1997
                                            -----------      ----       ----       ----        ----       ----
Net Asset Value, Beginning of Period....     $ 1.000       $ 1.000    $ 1.000     $ 1.000    $ 1.000    $ 1.000
                                             -------       -------    -------     -------    -------    -------

Income From Investment  Operations
    Net Investment Income...............        .008          .037       .058        .044       .048       .049

Dividends
    Net Investment Income...............       (.008)        (.037)     (.058)      (.044)     (.048)     (.049)
                                             -------       -------    -------     -------    -------    -------
Net Asset Value, End of Period..........     $ 1.000       $ 1.000    $ 1.000     $ 1.000    $ 1.000    $ 1.000
                                             =======       =======    =======     =======    =======    =======

Total Return(1) ........................        0.78%         3.77%      5.91%       4.51%      4.94%      5.02%

Ratios/Supplemental Data
     Net Assets, End of Period
        (000 omitted) ..................    $552,896      $505,713   $559,216    $553,977   $514,474   $464,459
     Ratio of Expenses to Average Net
        Assets                                  0.58%*        0.59%      0.59%       0.61%      0.61%      0.57%
     Ratio of Net  Investment Income to
        Average Net Assets .............        1.57%*        3.75%      5.77%       4.52%      4.84%      4.92%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

*   Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                          SIX MONTHS
                                             ENDED                    YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002 -----------------------------------------------------
                                          (UNAUDITED)    2001        2000       1999       1998        1997
                                          -----------    ----        ----       ----       ----        ----

Net Asset Value, Beginning of Period....   $  32.98    $  36.30    $  29.07   $  29.32   $  25.68    $  18.06
                                           --------    --------    --------   --------   ---------   --------

Income (Loss) From Investment Operations
   Net Investment Income (Loss).........       0.02       (0.06)      (0.06)      0.11       0.09        0.13
   Net Realized and Unrealized Gains
       (Losses)                               (3.35)      (3.26)       9.22      (0.36)      3.55        7.92
                                           --------    --------    --------   --------   ---------   --------

       Total From Investment Operations.      (3.33)      (3.32)       9.16      (0.25)      3.64        8.05
                                           --------    --------    --------   --------   --------    --------

Dividends and Distributions
   Net Investment Income................          -           -           -          -          -       (0.13)
   Distributions from Realized Gains....          -           -       (1.91)         -          -       (0.30)
   Distribution  in Excess of Net
       Realized Gains                             -           -       (0.02)         -          -           -
                                           --------    --------    --------   --------   --------    --------


       Total Dividend and Distributions.          -           -       (1.93)         -          -       (0.43)
                                           --------    --------    --------   --------   --------    --------


Net Asset Value, End of Period..........   $  29.65    $  32.98    $  36.30   $  29.07   $  29.32    $  25.68
                                           ========    ========    ========   ========   =========   ========

Total Return (1) .......................     (10.10)%     (9.15)%     32.16%     (0.85)%    14.17%      44.53%

Ratios/Supplemental Data
   Net Assets, End of Period
       (000 omitted) ...................   $517,763    $600,540    $637,882   $425,584   $460,799    $292,059
   Ratio of Expenses to Average Net
      Assets ...........................       1.06%*      1.08%       1.05%      1.04%      1.07%(2)    1.07%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets......       0.10%*     (0.20)%     (0.21)%     0.36%      0.34%       0.77%
   Portfolio Turnover Rate(3) ..........      11.36%      17.80%      34.72%     17.55%     11.37%       6.23%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                              SIX MONTHS
                                                ENDED                   YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2002 ----------------------------------------------------
                                             (UNAUDITED)    2001       2000       1999       1998       1997
                                             -----------    ----       ----       ----       ----       ----
Net Asset Value, Beginning of Period......   $   31.39    $  34.85   $  28.22   $  28.71   $  25.36   $  17.91
                                             ---------    --------   --------   --------   --------   --------

Income (Loss) From Investment Operations
   Net Investment Loss....................       (0.12)      (0.33)     (0.31)     (0.16)     (0.12)     (0.01)
   Net Realized and Unrealized Gains
       (Losses)                                  (3.17)      (3.13)      8.87      (0.33)      3.47       7.76
                                             ---------    --------   --------   --------   --------   --------
       Total From Investment Operations...       (3.29)      (3.46)      8.56      (0.49)      3.35       7.75
                                             ---------    --------   --------   --------   --------   --------

Dividends and Distributions
   Distributions from Realized Gains......           -           -      (1.91)         -          -      (0.30)
   Distribution in Excess of Net
       Realized Gains                                -           -      (0.02)         -          -          -
                                             ---------    --------   --------   --------   --------   --------


       Total Dividend and Distributions...           -           -      (1.93)         -          -      (0.30)
                                             ---------    --------   --------   --------   --------   --------

Net Asset Value, End of Period............   $   28.10    $  31.39   $  34.85   $  28.22   $  28.71   $  25.36
                                             =========    ========   ========   ========   ========   ========

Total Return (1) .........................      (10.48)%     (9.93)%    31.00%     (1.71)%    13.21%     43.25%

Ratios/Supplemental Data

   Net Assets,  End of Period
      (000 omitted)                          $ 345,407    $415,607   $447,199   $376,541   $419,145   $193,257
   Ratio of Expenses to Average Net
      Assets .............................        1.89%*      1.90%      1.95%      1.90%     1.93%(2)    1.97%
   Ratio of Net Investment Loss
      to Average Net Assets...............       (0.73)%*    (1.02)%    (1.11)%    (0.50)%    (0.52)%    (0.12)%
   Portfolio Turnover Rate(3) ............
                                                 11.36%      17.80%     34.72%     17.55%     11.37%      6.23%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                 AUGUST 12, 1997
                                                                                                   (INCEPTION
                                           SIX MONTHS                                               OF CLASS)
                                              ENDED              YEAR ENDED DECEMBER 31,             THROUGH
                                          JUNE 30, 2002    -----------------------------------    DECEMBER 31,
                                           (UNAUDITED)    2001       2000       1999       1998       1997
                                           -----------    ----       ----       ----       ----       ----
Net Asset Value, Beginning of Period......   $  31.88   $  35.40   $  28.63   $  29.12   $  25.71   $  23.76
                                             --------   --------   --------   --------   --------   --------

Income (Loss) From Investment Operations
   Net Investment Loss....................      (0.12)     (0.32)     (0.27)     (0.15)     (0.10)         -
   Net Realized and Unrealized Gains
       (Losses) ..........................      (3.22)     (3.20)      8.97      (0.34)      3.51       2.25
                                             --------   --------   --------   --------   --------   --------
       Total From Investment Operations...      (3.34)     (3.52)      8.70      (0.49)      3.41       2.25
                                             --------   --------   --------   --------   --------   --------

Dividends and Distributions
   Distributions from Realized Gains......          -          -      (1.91)         -          -      (0.30)
   Distribution in Excess of Net Realized
       Gains                                        -          -      (0.02)         -          -          -
                                             --------   --------   --------   --------   --------   --------
       Total Dividend and Distributions...          -          -      (1.93)         -          -      (0.30)
                                             --------   --------   --------   --------   --------   --------

Net Asset Value, End of Period............   $  28.54   $  31.88   $  35.40   $  28.63   $  29.12   $  25.71
                                             ========   ========   ========   ========   ========   ========

Total Return (1)..........................     (10.48)%    (9.94)%    31.04%     (1.68)%    13.26%      9.45%

Ratios/Supplemental Data
   Net Assets, End of Period
      (000 omitted) ......................   $122,326   $145,817   $142,081   $ 89,128   $ 92,513   $ 19,515
   Ratio of Expenses to Average Net
      Assets .............................       1.90%*     1.90%      1.93%      1.89%      1.91%      1.93%*
   Ratio of Net Investment Loss
      to Average Net Assets...............      (0.74)%*   (1.02)%    (1.09)%    (0.49)%    (0.51)%    (0.09)%*
   Portfolio Turnover Rate(2).............      11.36%     17.80%     34.72%     17.55%     11.37%      6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                 MARCH 10, 1997
                                                                                                   (INCEPTION
                                          SIX MONTHS                                                OF CLASS)
                                             ENDED               YEAR ENDED DECEMBER 31,             THROUGH
                                         JUNE 30, 2002    ------------------------------------    DECEMBER 31,
                                          (UNAUDITED)     2001       2000       1999      1998        1997
                                          -----------     ----       ----       ----      ----        ----

Net Asset Value, Beginning of Period.....   $  33.27    $  36.56   $  29.21   $  29.40  $  25.66    $  20.32
                                            --------    --------   --------   --------  --------    --------

Income (Loss) From Investment Operations
   Net Investment Income (Loss)..........       0.05           -(4)   (0.01)      0.20      0.14        0.09
   Net Realized and Unrealized Gains
       (Losses)..........................      (3.38)      (3.29)      9.29      (0.39)     3.60        5.74
                                            --------    --------   --------   --------  --------    --------
       Total From Investment Operations..      (3.33)      (3.29)      9.28      (0.19)     3.74        5.83
                                            --------    --------   --------   --------  --------    --------

Dividends and Distributions
   Net Investment Income.................       -           -          -             -         -       (0.19)
   Distributions from Realized Gains.....       -           -         (1.91)         -         -       (0.30)
   Distribution in Excess of Net Realized
       Gains                                    -           -         (0.02)         -         -           -
                                            --------    --------   --------   --------  --------    --------
       Total Dividend and Distributions..       -           -         (1.93)         -         -       (0.49)
                                            --------    --------   --------   --------  --------    --------
Net Asset Value, End of Period...........   $  29.94    $  33.27   $  36.56   $  29.21  $  29.40    $  25.66
                                            ========    ========   ========   ========  ========    ========

Total Return (1) ........................     (10.01)%     (9.00)%    32.42%     (0.65)%   14.58%      28.66%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) .....................   $ 18,689    $ 23,266   $ 22,394   $  8,260  $ 10,453    $  3,805
   Ratio of Expenses to Average Net
      Assets ............................       0.84%*      0.87%      0.89%      0.86%     0.83%(2)    0.79%*
   Ratio of Net Investment Income
      (Loss) to Average Net Assets........      0.32%*      0.01%     (0.05)%     0.54%     0.58%       1.06%*
   Portfolio Turnover Rate(3) ............      11.36%      17.80%     34.72%     17.55%    11.37%       6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                              SIX MONTHS
                                                 ENDED                   YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2002  ---------------------------------------------------
                                              (UNAUDITED)     2001      2000      1999      1998         1997
                                              -----------     ----      ----      ----      ----         ----
Net Asset Value, Beginning of Period....       $  21.36     $  23.96  $  25.21  $  23.76  $  25.26     $  21.22
                                               --------     --------  --------  --------  ---------    --------

Income (Loss) From Investment Operations
   Net Investment Income................           0.38         0.76      0.80      0.77      0.77         0.67
   Net Realized and Unrealized Gains
       (Losses) ........................           0.08        (2.57)    (1.01)     2.22     (1.23)        5.33
                                               --------     --------  --------  --------  --------     --------
       Total From Investment Operations.           0.46        (1.81)    (0.21)     2.99     (0.46)        6.00
                                               --------     --------  --------  --------  --------     --------

Dividends and Distributions
   Net Investment Income................          (0.20)       (0.76)    (0.83)    (0.76)    (0.76)       (0.67)
   Distributions from Realized Gains....           -            -        (0.19)    (0.77)    (0.27)       (1.22)
   Return of Capital....................           -           (0.03)    (0.02)    (0.01)    (0.01)       (0.07)
                                               --------     --------  --------  --------  --------     --------
       Total Dividend and Distributions.          (0.20)       (0.79)    (1.04)    (1.54)    (1.04)       (1.96)
                                               --------     --------  --------  --------  --------     --------

Net Asset Value, End of Period..........       $  21.62     $  21.36  $  23.96  $  25.21  $  23.76     $  25.26
                                               ========     ========  ========  ========  ========     ========

Total Return (1) .......................          2.12%        (7.56)%   (0.97)%   12.97%    (1.79)%      28.68%

Ratios/Supplemental Data
   Net Assets,  End of Period
      (000 omitted) ....................       $ 84,716     $ 89,077  $102,702  $117,308  $132,856     $ 90,107
   Ratio of Expenses to Average Net
      Assets ...........................           1.09%*(2)    1.09%     1.07%     1.12%     1.16%(2)     1.08%(2)
   Ratio of Net Investment Income
      to Average  Net Assets............           3.47%*       3.31%     3.02%     2.99%     3.27%        3.00%
   Portfolio Turnover Rate(3) ..........          21.21%       20.38%    24.50%    32.99%    14.43%       23.68%


(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.08%, 1.15% and 1.07% for the six months ended June 30, 2002 and for the years ended December 31, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                          SIX MONTHS
                                             ENDED                     YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002 --------------------------------------------------------
                                          (UNAUDITED)    2001        2000       1999       1998        1997
                                          -----------    ----        ----       ----       ----        ----

Net Asset Value, Beginning of Period....  $   21.16    $  23.74    $  24.98   $  23.55   $  25.03    $  21.05
                                          ---------    --------    --------   --------   --------    --------
Income (Loss) From Investment Operations
   Net Investment Income................       0.27        0.54        0.55       0.53       0.56        0.44
   Net Realized and Unrealized Gains
       (Losses)                                0.09       (2.55)      (0.99)      2.22      (1.22)       5.26
                                          ---------    --------    --------   --------   --------    --------
       Total From Investment Operations        0.36       (2.01)      (0.44)      2.75      (0.66)       5.70
                                          ---------    --------    --------   --------   --------    --------
Dividends and Distributions
   Net Investment Income ...............      (0.15)      (0.54)      (0.59)     (0.54)     (0.54)      (0.44)
   Distributions from Realized Gains....          -           -       (0.19)     (0.77)     (0.27)      (1.22)
   Return of  Capital...................          -       (0.03)      (0.02)     (0.01)     (0.01)      (0.06)
                                          ---------    --------    --------   --------   --------    ----------
       Total Dividend and Distributions.      (0.15)      (0.57)      (0.80)     (1.32)     (0.82)      (1.72)
                                          ---------    --------    --------   --------   --------    --------

Net Asset Value, End of Period..........  $   21.37    $  21.16    $  23.74   $  24.98   $  23.55    $  25.03
                                          =========    ========    ========   ========   ========    ========

Total Return(1).........................       1.67%      (8.47)%     (1.86)%    12.01%     (2.62)%     27.35%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)......................  $  55,901    $ 57,692    $ 71,789   $ 86,623   $ 90,827    $ 35,536
   Ratio of Expenses to
     Average Net Assets.................       2.01%*      2.01%(2)    2.02%(2)   2.01%      2.04%(2)    2.11%(2)
   Ratio of Net Investment Income
     to Average  Net Assets.............       2.54%*      2.40%       2.08%      2.10%      2.39%       2.09%
   Portfolio Turnover Rate(3) ..........      21.21%      20.38%      24.50%     32.99%     14.43%      23.68%


(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.01%, 2.03% and 2.10% for 2001, 2000, 1998 and 1997,
    respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                 AUGUST 12, 1997
                                                                                                  (INCEPTION
                                        SIX MONTHS                                                 OF CLASS)
                                           ENDED              YEAR ENDED DECEMBER 31,               THROUGH
                                       JUNE 30, 2002    ---------------------------------------   DECEMBER 31,
                                        (UNAUDITED)      2001      2000        1999        1998       1997
                                        -----------      ----      ----        ----        ----       ----

Net Asset Value, Beginning of Period....  $  21.45    $  24.06  $  25.31    $  23.86  $  25.36      $  24.91
                                          --------    --------  --------    --------  --------      --------

Income (Loss) From Investment Operations

   Net Investment Income................      0.28        0.55      0.56        0.55      0.59          0.11
   Net Realized and Unrealized Gains
       (Losses)                               0.09       (2.58)    (1.00)       2.23     (1.26)         1.72
                                          --------    --------  --------    --------  --------      --------
       Total From Investment operations       0.37       (2.03)    (0.44)       2.78     (0.67)         1.83
                                          --------    --------  --------    --------  --------      --------

Dividends and Distributions
   Net  Investment Income...............     (0.15)      (0.55)    (0.60)      (0.55)    (0.55)        (0.11)
   Distributions from Realized Gains....         -           -     (0.19)      (0.77)    (0.27)        (1.22)
   Return of  Capital...................         -       (0.03)    (0.02)      (0.01)    (0.01)        (0.05)
                                          --------    --------  --------    --------  --------      --------
       Total Dividend and Distributions.     (0.15)      (0.58)    (0.81)      (1.33)    (0.83)        (1.38)
                                          --------    --------  --------    --------  --------      --------

Net Asset Value, End of Period..........  $  21.67    $  21.45  $  24.06    $  25.31  $  23.86      $  25.36
                                          ========    ========  ========    ========  ========      ========

Total Return(1) ........................      1.71%      (8.44)%   (1.83)%     11.98%    (2.61)%        7.38%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)......................  $ 11,645    $ 12,717  $ 15,983    $ 18,936  $ 26,406      $  6,296
   Ratio of Expenses to
     Average Net Assets.................      2.04%*      2.02%     2.01%(2)    2.01%     2.03%(2)      2.08%*(2)
   Ratio of Net Investment Income
     to Average Net Assets..............      2.51%*      2.38%     2.09%       2.10%     2.40%         2.01%*

   Portfolio Turnover Rate(3)...........     21.21%      20.38%    24.50%      32.99%    14.43%        23.68%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.02% and 2.07% for 2000, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                          SIX MONTHS
                                             ENDED                       YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002  --------------------------------------------------------
                                          (UNAUDITED)     2001       2000         1999      1998          1997
                                          -----------     ----       ----         ----      ----          ----
Net Asset Value, Beginning of Period....   $  21.43    $  24.05    $  25.29     $  23.84   $  25.34     $  21.29
                                           --------    --------    --------     --------   --------     --------

Income (Loss) From Investment Operations
   Net Investment Income................       0.40        0.82        0.86         0.82       0.89         0.69
   Net Realized and Unrealized Gains
       (Losses) ........................       0.08       (2.61)      (1.00)        2.25      (1.27)        5.35
                                           --------    --------    --------     --------   --------     --------
       Total From Investment Operations        0.48       (1.79)      (0.14)        3.07      (0.38)        6.04
                                           --------    --------    --------     --------   --------     --------

Dividends and Distributions
   Net  Investment Income...............      (0.21)      (0.82)      (0.89)       (0.84)     (0.85)       (0.69)
   Distributions from Realized Gains....          -           -       (0.19)       (0.77)     (0.27)       (1.22)
   Return of  Capital...................          -       (0.01)      (0.02)       (0.01)         -        (0.08)
                                           --------    --------    --------     --------   --------     --------
       Total Dividend and Distributions.      (0.21)      (0.83)      (1.10)       (1.62)     (1.12)       (1.99)
                                           --------    --------    --------     --------   --------     --------

Net Asset Value, End of Period..........   $  21.70    $  21.43    $  24.05     $  25.29   $  23.84     $  25.34
                                           ========    ========    ========     ========   ========     ========

Total Return(1) ........................       2.21%      (7.43)%     (0.70)%      13.30%     (1.46)%      28.80%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)......................   $ 20,786    $ 20,865    $ 28,865     $ 33,221   $ 30,536     $ 36,543
   Ratio of Expenses to
     Average Net Assets.................       0.88%*      0.88%       0.88%(2)     0.87%      0.86%(2)     0.95%
   Ratio of Net Investment Income
     to Average Net Assets..............       3.67%*      3.52%       3.22%        3.24%      3.57%        3.09%
   Portfolio Turnover Rate(3)...........      21.21%      20.38%      24.50%       32.99%     14.43%       23.68%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.87% and 0.85% for 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                           SIX MONTHS
                                              ENDED                    YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2002  ---------------------------------------------------
                                           (UNAUDITED)    2001       2000       1999       1998       1997
                                           -----------    ----       ----       ----       ----       ----

Net Asset Value, Beginning of Period......  $  22.29    $  22.06   $  18.27   $  20.73   $  25.41   $  21.24
                                            --------    --------   --------   --------   --------   --------

Income (Loss) From Investment  Operations
   Net Investment Income..................      0.48        0.77       0.75       0.78       0.74       0.74
   Net Realized and Unrealized Gains
       (Losses) ..........................      2.23        0.45       3.88      (2.32)     (4.65)      4.51
                                            --------    --------   --------   --------   -------- - --------
       Total From Investment Operations ..      2.71        1.22       4.63      (1.54)     (3.91)      5.25
                                            --------    --------   --------   --------   --------   --------

Dividends and Distributions
   Net Investment Income..................     (0.20)      (0.77)     (0.75)     (0.78)     (0.74)     (0.74)
   Distributions from Realized Gains......         -           -          -          -          -      (0.27)
   Distribution in Excess of Net
       Investment Income .................         -       (0.22)     (0.09)     (0.14)     (0.03)     (0.07)
                                            --------    --------   --------   --------   -------- - --------

Total Dividends and Distributions.........     (0.20)      (0.99)     (0.84)     (0.92)     (0.77)     (1.08)
                                            --------    --------   --------   --------   --------   --------

Net Asset Value, End of Period............  $  24.80    $  22.29   $   22.06  $  18.27   $  20.73   $  25.41
                                            ========    ========   =========  ========   ========   ========

Total Return(1) ..........................     12.19%       5.66%      25.76%    (7.55)%   (15.56)%    25.08%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted) .......................  $173,292    $167,043  $176,123    $147,835   $198,328   $147,488
   Ratio of Expenses to Average Net
     Assets...............................      1.23%*      1.19%     1.17%(2)    1.21%      1.21%      1.18%
   Ratio of Net Investment Income to
     Average Net Assets...................      4.07%*      3.41%     3.76%       3.82%      3.40%      3.40%
   Portfolio Turnover Rate(3).............     37.32%      34.91%    17.68%      52.22%     19.14%     12.50%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                             SIX MONTHS
                                                ENDED                    YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2002 ---------------------------------------------------
                                             (UNAUDITED)    2001       2000       1999       1998      1997
                                             -----------    ----       ----       ----       ----      ----

Net Asset Value, Beginning of Period........   $  22.21   $  21.99   $  18.21   $  20.67   $  25.32  $  21.19
                                               --------   --------   --------   --------   --------  --------

Income (Loss) From Investment  Operations
   Net Investment Income....................       0.38       0.56       0.58       0.61       0.56      0.54
   Net Realized and Unrealized Gains
       (Losses).............................       2.23       0.45       3.87      (2.32)     (4.63)     4.47
                                               --------   --------   --------   --------   --------  --------
       Total From  Investment Operations....       2.61       1.01       4.45      (1.71)     (4.07)     5.01
                                               --------   --------   --------   --------   --------  --------

Dividends and Distributions
   Net Investment Income....................      (0.15)     (0.56)     (0.58)     (0.61)     (0.56)    (0.54)
   Distributions from Realized Gains........          -          -          -          -          -     (0.27)
   Distributions in Excess of Net
       Investment Income                              -      (0.23)     (0.09)     (0.14)     (0.02)    (0.07)
                                               --------   --------   --------   --------   --------  --------

       Total Dividend and Distributions.....      (0.15)     (0.79)     (0.67)     (0.75)     (0.58)    (0.88)
                                               --------   --------   --------   --------   --------  --------
Net Asset Value, End of Period..............   $  24.67   $  22.21   $  21.99   $  18.21   $  20.67  $  25.32
                                               ========   ========   ========   ========   ========  ========

Total Return(1).............................      11.79%      4.70%     24.74%     (8.37)%   (16.21)%   23.88%

Ratios/Supplemental Data
   Net Assets, End of Period
     (000 omitted)..........................   $100,206   $ 87,899   $ 90,417   $ 93,585   $143,993  $114,283
   Ratio of Expenses to Average Net Assets..       1.97%*     1.99%      2.11%      2.06%      2.02%     2.04%
   Ratio of Net Investment Income to
     Average Net Assets.....................       3.33%*     2.61%      2.81%      2.97%      2.59%     2.60%
   Portfolio Turnover Rate(2)...............      37.32%     34.91%     17.68%     52.22%     19.14%    12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C



                                                                                                               AUGUST 13, 1997
                                                                                                                 (INCEPTION
                                                  SIX MONTHS                                                      OF CLASS)
                                                     ENDED              YEAR ENDED DECEMBER 31,                    THROUGH
                                                 JUNE 30, 2002 -----------------------------------------------    DECEMBER 31,
                                                  (UNAUDITED)      2001        2000          1999        1998        1997
                                                  -----------      ----        ----          ----        ----        ----

Net Asset Value, Beginning of Period.............  $  22.37     $  22.14      $  18.34     $  20.81    $  25.49    $  23.41
                                                   --------     --------      --------     --------    --------    --------

Income (Loss) From Investment  Operations
   Net Investment Income.........................      0.39         0.56          0.58         0.61        0.53        0.18
   Net Realized and Unrealized Gains (Losses)....      2.23         0.47          3.89        (2.33)      (4.62)       2.42
                                                   --------     --------      --------     --------    --------    --------
       Total From  Investment Operations.........      2.62         1.03          4.47        (1.72)      (4.09)       2.60
                                                   --------     --------      --------     --------    --------    --------

Dividends and Distributions
   Net Investment Income.........................     (0.15)       (0.56)        (0.58)       (0.61)      (0.53)      (0.18)
   Distributions from Realized Gains.............         -            -             -            -           -       (0.27)
   Distributions in Excess of Net Investment
       Income ..................................          -        (0.24)        (0.09)       (0.14)      (0.06)      (0.07)
                                                   --------     --------      --------     --------    --------    --------
       Total Dividend and Distributions..........     (0.15)       (0.80)        (0.67)       (0.75)      (0.59)      (0.52)
                                                   --------     --------      --------     --------    --------    --------

Net Asset Value, End of Period...................  $  24.84     $  22.37      $  22.14     $  18.34    $  20.81    $  25.49
                                                   ========     ========      ========     ========    ========    ========

Total Return(1)..................................     11.76%        4.75%        24.71%      (8.34)%    (16.20)%      11.12%

Ratios/Supplemental Data
   Net Assets, End of Period
       (000 omitted).............................  $ 42,238     $ 39,165      $ 36,084        $29,952  $ 34,336    $  8,322
   Ratio of Expenses to Average Net Assets.......      1.94%*       1.97%(2)      2.03%(2)       2.01%     2.02%       2.03%*
   Ratio of Net Investment Income to Average Net
       Assets....................................      3.36%*       2.64%         2.90%          3.02%     2.59%       2.56%*
   Portfolio Turnover Rate(3)....................     37.32%       34.91%        17.68%         52.22%    19.14%      12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% and 2.02% for 2001 and 2000, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                              SIX MONTHS
                                                 ENDED                       YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2002  -------------------------------------------------------------
                                              (UNAUDITED)      2001          2000         1999        1998         1997
                                              -----------      ----          ----         ----        ----         ----
Net Asset Value, Beginning of Period........  $  22.42      $  22.20      $  18.38     $  20.86     $  25.56     $  21.37
                                              --------      --------      --------     --------     --------     --------

Income (Loss) From Investment  Operations
   Net Investment Income....................      0.52          0.85          0.83         0.80         0.83         0.79
   Net Realized and Unrealized Gains (Losses)     2.26          0.44          3.91        (2.28)       (4.67)        4.54
                                              --------      --------      --------     --------     --------     --------
     Total From  Investment Operations......      2.78          1.29          4.74        (1.48)       (3.84)        5.33
                                              --------      --------      --------     --------     --------     --------

Dividends and Distributions
   Net Investment Income....................     (0.22)        (0.85)        (0.83)       (0.86)       (0.83)       (0.79)
   Distributions from Realized Gains........         -             -             -            -            -        (0.27)
   Distribution in Excess of Net Investment
     Income ................................         -         (0.22)        (0.09)       (0.14)       (0.03)       (0.08)
                                              --------      --------      --------     --------     --------     ---------
     Total Dividends and Distributions......     (0.22)        (1.07)        (0.92)       (1.00)       (0.86)       (1.14)
                                              --------      --------      --------     --------     --------     --------

Net Asset Value, End of Period..............  $  24.98      $  22.42      $  22.20     $  18.38     $  20.86     $  25.56
                                              ========      ========      ========     ========     ========     ========

Total Return(1).............................     12.44%         5.95%        26.24%       (7.21)%     (15.20)%      25.29%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted).. .......................   $43,859       $39,203       $43,432      $43,136      $37,054      $27,147
   Ratio of Expenses to Average Net Assets..      0.82%*        0.85%         0.89%        0.85%       0.83%(2)      1.00%
   Ratio of Net Investment Income to Average
     Net Assets.............................      4.48%*        3.75%         4.03%        4.18%        3.79%        3.47%
   Portfolio Turnover Rate(3)...............     37.32%        34.91%        17.68%       52.22%       19.14%       12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                                   DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS
WESLEY E.          Director         director       President of Bass &            12         none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of
                                                   Chicago; and Executive
                                                   Vice President, Chicago
                                                   Title and Trust Company
                                                   (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                12         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses not
                                                                                             affiliated with the Adviser and
                                                                                             that have no material
                                                                                             relationship with the Adviser
                                                                                             or the Davis Funds other than
                                                                                             that some of them are
                                                                                             shareholders in one or more of
                                                                                             the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             12         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                       (engineering); Member,
                                                   Chairman, Energy &                        Investment Committee for
                                                   Technology Company, Ltd.;                 Microgeneration Technology
                                                   Retired Chairman and                      Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                DIRECTORS - CONTINUED

                                                                           NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED
D. JAMES GUZY      Director         director       Chairman, PLX                  12         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               12         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President            12         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director, John
                                                   Hassall, Ltd.; Chairman,
                                                   John Hassall Japan, Ltd.;
                                                   Chairman of Cantrock
                                                   Realty; Chairman of
                                                   McCallum Die (tool and
                                                   die).

CHRISTIAN R.       Director         director       General Partner of             12         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer
                                                   of Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co. (investment
                                                   banking).


                                       79

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED
MARSHA WILLIAMS    Director         director       Executive Vice                 16         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios); Director, Modine
                                                   Equity Office                             Manufacturing, Inc. (heat
                                                   Properties Trust                          transfer technology);
                                                   (office building                          Director, Chicago Bridge &
                                                   owner); Former Chief                      Iron Company, M.V.
                                                   Administrative Officer                    (industrial construction and
                                                   of Crate & Barrel                         engineering).
                                                   (home furnishings
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Chief           12         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Investment Officer,                       Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary Trust
                                                   Company International
                                                   (money management firm)
                                                   Consultant to Davis
                                                   Selected Advisers, L.P.


DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                                DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INSIDE DIRECTORS* - CONTINUED
ANDREW A. DAVIS    Director         director       President or Vice              16         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios).
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers, L.P.,
                                                   and also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                16         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios).
                                                   Davis Fund and Selected
                                                   Fund; Chairman and Chief
                                                   Executive Officer, Davis
                                                   Selected Advisers, L.P.,
                                                   and also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including sole
                                                   member of the Adviser's
                                                   general partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).



* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                               DAVIS SERIES, INC.
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================
       DIRECTORS                        OFFICERS
   Wesley E. Bass, Jr.               Jeremy H. Biggs
   Jeremy H. Biggs                     Chairman
   Marc P. Blum                      Andrew A. Davis
   Andrew A. Davis                     President - Davis Convertible Securities
   Christopher C. Davis                Fund, Davis Real Estate Fund & Vice
   Jerry D. Geist                      President - Davis Opportunity
   D. James Guzy                       Fund, Davis Government Bond Fund, Davis
   G. Bernard Hamilton                 Government Money Market Fund, Davis
   Theodore B. Smith, Jr.              Financial Fund
   Christian R. Sonne                Christopher C. Davis
   Marsha Williams                     President - Davis Opportunity
                                       Fund, Davis Financial Fund & Vice
                                       President - Davis Government Bond Fund,
                                       Davis Government Money Market Fund,
                                       Davis Convertible Securities Fund & Davis
                                       Real Estate Fund
                                     Creston A. King
                                       President - Davis Government Money
                                       Market Fund & Davis Government Bond Fund
                                     Kenneth C. Eich
                                       Vice President
                                     Sharra L. Reed
                                       Vice President,
                                       Treasurer & Assistant Secretary
                                     Thomas D. Tays
                                       Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
(Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                                Davis Advisors
                                                2949 East Elvira Road, Suite 101
                                                Tucson, Arizona 85706
                                                1-800-279-0279









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